UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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American Eagle Outfitters, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN EAGLE OUTFITTERS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held

June 16, 2009

and

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 16, 2009
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS JUNE 16, 2009
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS
INFORMATION CONCERNING THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE OFFICER COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL TWO: APPROVAL OF AMENDMENTS TO THE AMERICAN EAGLE OUTFITTERS, INC. 2005 STOCK AWARD AND INCENTIVE PLAN
PROPOSAL THREE: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES
OTHER MATTERS
HOUSEHOLDING
ADDITIONAL INFORMATION

American Eagle Outfitters, Inc.
77 Hot Metal Street
Pittsburgh, Pennsylvania 15203
412-432-3300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 16, 2009

May 4, 2009

To the Stockholders of
American Eagle Outfitters, Inc.:

The 2009 Annual Meeting of Stockholders of American Eagle Outfitters, Inc., a Delaware corporation, will be held at the Company’s offices located at 77 Hot Metal Street, Pittsburgh, Pennsylvania, on Tuesday, June 16, 2009, at 11:00 a.m., local time, for the following purposes:

1.	To elect three Class II directors to serve until the 2012 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	To amend and restate the Company’s 2005 Stock Award and Incentive Plan to increase the number of shares available for issuance under the Plan and to make certain other changes to the Plan;

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2010; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

We have elected to furnish proxy materials and our Fiscal 2008 Annual Report on Form 10-K (“Annual Report”) to many of our stockholders over the Internet pursuant to Securities and Exchange Commission rules. On or about May 4, 2009, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (“the Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. All other stockholders received a copy of the Proxy Statement and Annual Report by mail. The Notice also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report, if you only received a Notice by mail.

Whether or not you plan to attend the meeting, please vote your shares promptly as outlined in the following Proxy Statement. If you attend the meeting, you may vote in person and your proxy will not be used.

By Order of the Board of Directors

Neil Bulman, Jr.
Secretary

AMERICAN EAGLE OUTFITTERS, INC.

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
JUNE 16, 2009

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of American Eagle Outfitters, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on June 16, 2009, at 11:00 a.m., local time, at the Company’s offices located at 77 Hot Metal Street, Pittsburgh, Pennsylvania and at any adjournment thereof. It is being mailed to the stockholders on or about May 4, 2009. (“We,” “our,” and the “Company” refer to American Eagle Outfitters, Inc.)

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on April 20, 2009, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. As of the record date, there were 206,530,578 shares of Common Stock, with $.01 par value, outstanding and entitled to vote. Each share that you own entitles you to one vote.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting:

1.	Election of three Class II directors to serve until the 2012 Annual Meeting of Stockholders, or until their successors are duly elected and qualified;

2.	Amendment and restatement of the Company’s 2005 Stock Award and Incentive Plan to increase the number of shares available for issuance under the Plan and to make certain other changes to the Plan; and

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2010.

How does the Board recommend I vote on these proposals?

The Board of Directors recommends a vote FOR each of the nominees for director listed in this Proxy Statement, FOR the amendment and restatement of the Company’s 2005 Stock Award and Incentive Plan, and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2010.

Why did I receive a Notice of Internet Availability of Proxy Materials?

We have elected to provide access to our proxy materials and Fiscal 2008 Annual Report on Form 10-K (“Annual Report”) on the Internet, instead of mailing the full set of printed proxy materials, in accordance with Securities and Exchange Commission (“SEC”) rules for the electronic distribution of proxy materials. On or about May 4, 2009, we mailed to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request it. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

How do I vote my shares?

If your shares are registered directly in your name (you are a “registered stockholder”), you received a proxy card along with a printed copy of the proxy materials. You may complete and sign the enclosed proxy card and return it in the pre-paid envelope. Alternatively, you may attend and vote in person at the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (in “street name”), you should receive either a Notice or a voting instruction form along with a Proxy Statement. You should follow the instructions on the Notice or the voting instruction form in order to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a legal proxy from the broker, bank or agent that holds your shares to present at the meeting.

Can I change or revoke my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy at any time before it is voted by delivering written notice to the Company (Attention: Neil Bulman, Jr., Secretary), by submitting a properly executed proxy bearing a later date or by attending the meeting and voting in person.

If your shares are held in street name, you may revoke your proxy by submitting new voting instructions to your broker or, if you have obtained a legal proxy from your broker, by attending the Annual Meeting and voting in person.

What constitutes a quorum?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if a majority of the outstanding shares of the Company’s common stock, as of the close of business on the record date, are represented by stockholders present at the meeting or by proxy. At the close of business on the record date, there were 206,530,578 shares of Common Stock outstanding and entitled to vote. Therefore, 103,265,290 shares will be required to be represented by stockholders present at the meeting or by proxy in order to establish a quorum.

Abstentions and broker non-votes will be counted towards the quorum. Broker non-votes occur when brokers, who hold their customers’ shares in street name, sign and submit proxies for such shares and vote such shares on some matters but not others. This would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on “routine” matters, which include the election of directors and the ratification of the appointment of an independent registered public accounting firm, but not on non-routine matters.

What vote is required to approve each proposal?

Once a quorum is established, directors in an uncontested election are elected by a majority of the votes cast in respect to that director’s election. In the event of a contested election of directors, directors shall be elected by the vote of a plurality of the votes represented by the shares of Common Stock present at the meeting in person or by proxy. Properly executed proxies marked “Abstain” and broker non-votes are not voted with respect to the nominee or nominees indicated, although they are counted for purposes of determining if a quorum is present.

Amendment and restatement of the Company’s 2005 Stock Award and Incentive Plan requires the affirmative vote of the majority of the shares of Common Stock present at the meeting, in person or by proxy.

Appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified by the affirmative vote of a majority of the shares of Common Stock present at the meeting, in person or by proxy.

For any other item that is properly submitted to stockholders for approval at the Annual Meeting, an affirmative vote of a majority of the shares of Common Stock voting on the matter is required for approval. For purposes of determining the number of shares of Common Stock voting on a matter, abstentions are counted and will have the effect of a negative vote; broker non-votes are not counted and have no effect on the vote.

Who bears the costs of this solicitation?

We bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Our representatives may solicit proxies by mail, telegram, telephone or personal interview. To solicit proxies, we request the assistance of banks, brokerage houses and other custodians, and, upon request, reimburse such organizations for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

Can I nominate someone for election to the Board of Directors?

Yes, for election at next year’s Annual Meeting. You may do so by delivering to the Corporate Secretary, no earlier than March 20, 2010 and no later than April 19, 2010, a notice stating: (i) the name and address of the stockholder who intends to make the nomination; (ii) the name, age, business address and, if known, residence address of each nominee; (iii) the principal occupation or employment of each nominee; (iv) the number of shares of stock of the Company that are beneficially owned by each nominee and the nominating stockholder; and (v) the other information specified in Article Tenth (b) of our Certificate of Incorporation. Our Certificate of Incorporation is available on our website at www.ae.com under the links “About AE, AE Investment Info, Corporate Governance, Other Governance Documents.”

Additionally, you may recommend a nominee for consideration by our Nominating and Corporate Governance Committee (the “Nominating Committee”). Recommendations should be submitted to our Nominating Committee in accordance with the procedures described below under the ‘‘Nominating Committee’’ section.

May I submit a stockholder proposal for next year’s Annual Meeting?

Yes. Stockholder proposals to be included in the proxy statement for the 2010 Annual Meeting of Stockholders must be received by the Company (addressed to the attention of the Secretary) by January 4, 2010. We may omit from the proxy statement and form of proxy any proposals that are not received by the Secretary by January 4, 2010. Any stockholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2010 Annual Meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5 under the Securities Exchange Act of 1934 if notice thereof is received before March 20, 2010 or after April 19, 2010. To be submitted at the meeting, any such proposal must be a proper subject for stockholder action under the laws of the State of Delaware, and must otherwise conform to applicable requirements of the proxy rules of the SEC.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table shows, as of April 1, 2009, certain information with regard to the beneficial ownership of our Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each of the Company’s directors; (iii) each executive officer named in the summary compensation table below; and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned
	Common	Right to		Percent
	Stock (1)	Acquire (2)	Total	(3)

5% Beneficial Owners
Geraldine Schottenstein (4)	15,768,682	—	15,768,682	7.6%
Jay L. Schottenstein (5)	13,826,255	1,560,172	15,386,427	7.4%

Directors and Executive Officers
Jon P. Diamond (6)	4,767,022	—	4,767,022	2.3%
Joan Holstein Hilson	37,175	137,590	174,765	*
Michael G. Jesselson	101,013	2,813	103,826	*
Alan T. Kane	14,946	—	14,946	*
Roger S. Markfield	40,055	2,300,609	2,340,664	1.1%
Susan P. McGalla (7)	417	77,385	77,802	*
Cary D. McMillan	8,789	10,743	19,532	*
LeAnn Nealz	54,528	262,585	317,113	*
James V. O’Donnell	1,108,731	2,312,127	3,420,858	1.6%
Janice E. Page	21,482	21,644	43,126	*
J. Thomas Presby	11,650	6,030	17,680	*
Kathy J. Savitt (8)	19,994	—	19,994	*
Jay L. Schottenstein (5)	13,826,255	1,560,172	15,386,427	7.4%
Gerald E. Wedren	27,188	25,313	52,501	*
All directors and executive officers as a group (15 in group)	20,108,023	7,063,233	27,171,256	12.7%

*	Represents less than 1% of the Company’s shares of Common Stock.

(1)	Unless otherwise indicated, each of the stockholders has sole voting power and power to sell with respect to the shares of Common Stock beneficially owned.

(2)	Includes shares for options exercisable within 60 days of April 1, 2009 as well as total share units.

(3)	Percent is based upon the 206,449,603 shares outstanding at April 1, 2009, 7,044,504 shares which the directors and executive officers have the right to acquire upon options exercisable within 60 days of April 1, 2009 and 18,729 share units.

(4)	Ms. Schottenstein has sole voting power and power to sell as trustee of a trust that owns 4,649,148 shares, shares voting power and has sole power to sell as trustee of trusts that own 10,874,128 shares, and shares voting power and the power to sell as trustee of a trust that owns 245,406 shares, and in each case all of the shares are included under her name in the table. The business address for Ms. Schottenstein is 1800 Moler Road, Columbus, OH 43207-1698.

(5)	Mr. Schottenstein has shared voting power as trustee or trust advisor of trusts that own 5,764,903 shares, which includes 245,406 shares of which Mr. Schottenstein has shared power to sell. Additionally, Mr. Schottenstein serves as Chairman of SEI, Inc. and has or shares voting power for 69.9% of SEI, Inc. Accordingly, he may be deemed to be the beneficial owner of the 7,979,994 shares of the Company held by SEI, Inc., and they are included under his name in the table. The business address for Mr. Schottenstein is 1800 Moler Road, Columbus, OH 43207-1698.

(6)	Mr. Diamond is deemed to be the beneficial owner of 1,076,718 shares of which Susan Diamond, his spouse, has sole voting power and power to sell as well as a trust that owns 6,300 shares of which Ms. Diamond has sole voting power and power to sell as trustee and 3,596,328 shares of which Ms. Diamond has shared voting power as trust advisor.

(7)	Ms. McGalla, former President and Chief Merchandising Officer, ended her employment with the Company on January 31, 2009 but she is deemed to be a named executive officer for Fiscal 2008 because of the level of her total compensation and because she served as an executive officer during the year.

(8)	Ms. Savitt, former Executive Vice President and Chief Marketing Officer, ended her employment with the Company on January 30, 2009 but she is deemed to be a named executive officer for Fiscal 2008 because of the level of her total compensation and because she served as an executive officer during the year. Shares were calculated based on the last Form 4 filed by Ms. Savitt on February 3, 2009 and the Company’s stock records. No further ownership information was available to the Company after Ms. Savitt ceased being a Section 16 reporting person.

PROPOSAL ONE: ELECTION OF DIRECTORS

General

The Board of Directors is divided into three classes. Each class of directors is elected for a three-year term. On the recommendation of the Nominating Committee, the Board of Directors fixed the size of the board at ten directors and nominated three candidates, all of whom are currently directors of the Company, to be elected as Class II directors at the Annual Meeting. Class II directors serve for three-year terms ending at the 2012 annual meeting, or when their successors are duly elected and qualified. The terms of the remaining Class I and Class III directors expire at the annual meetings to be held in 2011 and 2010, respectively. Any director over age 72 shall not be eligible for re-election.

Your proxy, if executed and not revoked, will be voted as specified in the proxy, or if no instructions are given will be voted FOR each of the nominees listed below. If any nominee should become unavailable to serve, the Board of Directors may decrease the number of directors pursuant to the Bylaws or may designate a substitute nominee, in which event the proxy will be voted FOR such substitute nominee. The Board has no reason to believe that any nominee will be unavailable or, if elected, unable to serve.

Certain information regarding each nominee and incumbent director is set forth below as of April 1, 2009, including age, principal occupation, a brief description of business experience during at least the last five years, and other directorships.

Information Regarding Nominees for Class II Directors with Terms Expiring in 2012

Janice E. Page, age 60, has served as a Director of the Company since June 2004. Prior to her retirement in 1997, Ms. Page spent 27 years in retailing holding numerous merchandising, marketing and operating positions with Sears Roebuck & Company, including Group Vice President from 1992 to 1997. Ms. Page is currently a private investor. She also serves on the Board of Directors of R.G. Barry Corporation.

J. Thomas Presby, age 69, has been a Director of the Company since December 2005. Mr. Presby has used his business experience and professional qualifications to forge a second career of essentially full-time board service since he retired in 2002 as a partner in Deloitte Touche Tohmatsu. At Deloitte he held numerous positions in the United States and abroad, including the posts of Deputy Chairman and Chief Operating Officer. He also serves as a Director and Audit Committee Chair of First Solar, Inc., Invesco Ltd., Tiffany & Co. and World Fuel Services, Inc. As Mr. Presby has no significant business activities other than board service, he is available full time to fulfill his board responsibilities. He is a certified public accountant and a holder of the NACD Certificate of Director Education. He holds a BSEE from Rutgers University and a MBA from Carnegie Mellon University. The Board has determined that Mr. Presby’s simultaneous service on five audit committees will not impair his ability to effectively serve on the Company’s Audit Committee.

Gerald E. Wedren, age 72, has been a Director of the Company since November 1997. Mr. Wedren has served as President of Craig Capital Co., a Washington D.C. based merger and acquisition firm since 1973. Mr. Wedren was President of G.E.W. Inc., an owner of fast food restaurants, from 1981 to 1988. Mr. Wedren also serves on the Board of Directors of Encompass Group, Inc. and Westaff, Inc.

The Board of Directors recommends that the stockholders vote “FOR” each of the nominees for Director.

Information Regarding Class I Directors with Terms Expiring in 2011

Michael G. Jesselson, age 57, has served as a Director of the Company since November 1997. Mr. Jesselson is President of Jesselson Capital Corporation, a private investment corporation headquartered in New York City. He also serves on the Board of Directors of a number of nonprofit institutions.

Roger S. Markfield, age 67, has served as Vice Chairman and Executive Creative Director of the Company since February 2009 and as a Director since March 1999. From February 2007 to February 2009, Mr. Markfield served as a non-executive officer employee of the Company. Prior to February 2007, he served the Company as Vice-Chairman since November 2003, as President from February 1995 to February 2006, and as Co-Chief Executive Officer of the Company from December 2002 to November 2003. Mr. Markfield also served the Company and its predecessors as Chief Merchandising Officer from February 1995 to December 2002 and as Executive Vice President of Merchandising from May 1993 to February 1995. Prior to joining the Company, he served as Executive Vice President-General Merchandising Manager for the Limited Division of The Limited, Incorporated, a large national specialty retailer, from May 1992 to April 1993. From 1969 to 1976 and from 1979 to 1992, he was employed by R.H. Macy & Co., a national retailer operating department and specialty stores, as a Buyer in Boys’ Wear rising to the office of President of Corporate Buying-Men’s. From 1976 to 1979, Mr. Markfield served as Senior Vice President of Merchandising and Marketing for the Gap Stores, Inc. He also serves on the Board of Directors of DSW, Inc.

Jay L. Schottenstein, age 54, has served as Chairman of the Company and its predecessors since March 1992. He served the Company as Chief Executive Officer from March 1992 until December 2002 and prior to that time, he served as a Vice President and Director of the Company’s predecessors since 1980. He has also served as Chairman of the Board and Chief Executive Officer of Schottenstein Stores Corporation (“SSC”), a private company owned by the Schottenstein-Deshe-Diamond families, since March 1992 and as President since 2001. Prior thereto, Mr. Schottenstein served as Vice Chairman of SSC from 1986 to 1992. He has been a Director of SSC since 1982. He has also served as Chairman since March 1992 and as Chief Executive Officer from July 1999 through December 2000 and from April 1991 through July 1997 of Retail Ventures, Inc. (“RVI”), a company traded on the New York Stock Exchange. Mr. Schottenstein also served as Chief Executive Officer from March 2005 to April 2009 and as Chairman of the Board since March 2005 of DSW, Inc., a company traded on the New York Stock Exchange. He has also served as an officer and director of various other corporations owned or controlled by members of his family since 1976. Jay L. Schottenstein is the brother-in-law of Jon P. Diamond.

Information Regarding Class III Directors with Terms Expiring in 2010

Jon P. Diamond, age 51, has been a Director of the Company since November 1997. Since 1996, Mr. Diamond has served as President and Chief Operating Officer of Safe Auto Insurance Company, a property and casualty insurance company and as Executive Vice President and Chief Operating Officer from 1993 to 1996. Mr. Diamond served as Vice President of SSC, from March 1987 to March 1993 and served in various management positions with SSC since 1983. He also serves on the Board of Directors of RVI.

Alan T. Kane, age 67, has been a Director of the Company since January 2007. Mr. Kane served as Dean of the School of Business and Technology at the Fashion Institute of Technology from 2005 to 2008. Mr. Kane also served as Professor of Retailing at the Columbia University Graduate School of Business from 1997 to 2006. Before joining the faculty at Columbia, Mr. Kane spent 28 years in the retailing industry with Federated Department Stores, The May Company, Grossman’s Inc. and a privately held retailer. He also serves on the Board of Directors of Circuit City Stores, Inc.

Cary D. McMillan, age 51, has been a Director of the Company since June 2007. He has served as Chief Executive Officer of True Partners Consulting, LLC, a professional services firm providing tax and other financial services, since December 2005. From October 2001 to April 2004, he was the Chief Executive Officer of Sara Lee Branded Apparel. Mr. McMillan served as Executive Vice President and on the Board of Directors of Sara Lee Corporation, a branded consumer packaged goods company, from January 2000 to April 2004. From November 1999 to December 2001, he served as Chief Financial and Administrative Officer of Sara Lee Corporation. He also serves on the Board of Directors of McDonald’s Corporation and Hewitt Associates, Inc.

James V. O’Donnell, age 68, has served as Chief Executive Officer of the Company since November 2003 and prior thereto as Co-Chief Executive Officer of the Company since December 2002 and as Chief Operating Officer for the Company since December 2000. Mr. O’Donnell became a member of the Board in December 2000. Prior to joining the Company, since December 1999, he served as President and Chief Operating Officer of Lyte, Inc., a retail technology services company. From 1997 to 2000, Mr. O’Donnell served as Director of Merchant Banking for Colmen Capital Advisors, Inc., and as a Project Consultant for the C. Everett Koop Foundation. From 1992 to 1997, Mr. O’Donnell was an owner and Chief Executive Officer of Computer Aided Systems, Inc. From 1980 to 1992, Mr. O’Donnell held various executive positions at The Gap Inc., and from 1987 to 1992, he was a member of the Board of Directors and was Executive Vice President. From 1989 to 1992, he served as Chief Operating Officer of The Gap Inc. Mr. O’Donnell is also a member of the Advisory Board to the Villanova School of Nursing.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

During the fiscal year ended January 31, 2009 (“Fiscal 2008”), the Board of Directors met nine times. During Fiscal 2008, all members of the Board of Directors attended 75% or more of the total number of meetings of the Board and of the committees of the Board on which they served. It is the expectation of the Company that all incumbent directors attend the Annual Meeting of Stockholders. All incumbent members of the Board of Directors were present at our 2008 Annual Meeting except for Mr. Kane.

Director Compensation

Directors who are employees of the Company do not receive additional compensation for serving as directors. The table below sets forth the compensation for directors who are not employees of the Company as well as Mr. Schottenstein, who is considered a part-time employee of the Company. In addition, the Company pays attorneys fees related to the preparation and filing of director stock ownership forms with the SEC. The Company also reimburses travel expenses to attend Board and committee meetings and director continuing education expenses.

Fiscal 2008 Director Compensation (1)

	Fees Earned or	Stock
	Paid in Cash	Awards	Total
Name	($)	($)	($)
	(2)	(3)

Jon P. Diamond	$55,000	$105,001	$160,001
Michael G. Jesselson (4)	$138,685	$105,001	$243,686
Alan T. Kane	$95,000	$104,946	$199,946
Cary D. McMillan	$102,500	$105,001	$207,501
Janice E. Page	$127,000	$105,001	$232,001
J. Thomas Presby	$124,750	$105,001	$229,751
Jay L. Schottenstein (5)	$275,000	$199,992	$474,992
Gerald E. Wedren	$122,500	$105,001	$227,501

(1)	Fiscal 2008 refers to the fifty-two week period ended January 31, 2009.

(2)	Amounts represent fees paid during Fiscal 2008. Directors who are not employees of the Company are paid a retainer of $55,000 per year, payable in installments on the first business day of each calendar quarter. Non-employee directors who serve on a Board committee receive a retainer of $20,000 per year for each committee, paid in installments on the first business day of each calendar quarter. Non-employee directors who serve as committee chairs receive an additional retainer, also paid in installments on the first day of each calendar quarter, as follows: $25,000 per year for the Audit Committee effective January 1, 2009. (Until January 2009, the Audit Committee chair received $18,000 per year); $15,000 per year for the Compensation Committee; and $12,000 per year for the Nominating Committee. Effective January 1, 2009, non-employee directors also receive a per meeting fee of $1,500 for an in-person meeting or $1,000 for a telephonic meeting for serving on a special committee of the Board and the non-employee director chair of a special committee receives a per meeting fee of $3,000 for an in-person meeting or $2,000 for a telephonic meeting. The Lead Independent Director also receives an additional retainer of $20,000 per year paid in installments on the first day of each calendar quarter.

(3)	Until January 2009, under the Company’s 2005 Stock Award and Incentive Plan, directors who are not employees of the Company received an automatic stock grant of a number of shares equal in value to $25,000 based on the closing sale price of the Company’s stock on the first day of each calendar quarter. Effective January 1, 2009, the value of shares granted to non-employee directors was increased to $30,000.

Directors may defer receipt of up to 100% of the shares payable under the quarterly stock grant in the form of a share unit account. From February 2008 to December 2008, Mr. McMillan elected to defer 50% of his quarterly share retainer in accordance with the Director Deferred Compensation Agreement (the “Agreement”) until the date of a distribution event as described in the Agreement. Beginning January 2009, Mr. McMillan elected to increase his deferral amount to 100% of his quarterly share retainer. Additionally, from February 2008 to December 2008, Mr. Presby elected to defer 100% of his quarterly share retainer in accordance with the Agreement until the date of a distribution event as described in the Agreement. Beginning January 2009, Mr. Presby elected to cancel his deferral of the quarterly share retainer.

(4)	Mr. Jesselson’s Fiscal 2008 compensation includes retroactive payments for his service as Lead Independent Director during the year ended February 2, 2008.

(5)	In connection with his services as our Chairman, Mr. Schottenstein receives compensation of $275,000 per year. Under the Company’s 2005 Stock Award and Incentive Plan, Mr. Schottenstein receives an automatic quarterly stock grant of a number of shares equal in value to $50,000 based on the closing sale price of the Company’s stock on the first day of each calendar quarter.

Until June 2005, non-employee directors received an automatic quarterly grant of options to purchase shares of common stock. At January 31, 2009, the aggregate number of option awards outstanding was: Mr. Jesselson—2,813 shares; Ms. Page—19,688 shares; and Mr. Wedren—25,313 shares. Mr. Schottenstein also received various stock option awards prior to June 2005, as determined by the Compensation Committee, and awards for 1,560,172 shares remain outstanding.

In June 2005, the Board of Directors determined that each director should own common stock of the Company and established the following ownership guidelines. Within three years of joining the Board or the implementation of the ownership guidelines, each director must hold stock of the Company worth at least four times the current annual cash base retainer amount, or currently $220,000. The following forms of equity interests in the Company count towards the stock ownership requirement: shares purchased on the open market; shares obtained through stock option exercise; shares held as deferred stock units; shares held in benefit plans; shares held in trust for the economic benefit of the director or spouse or dependent children of the director; and shares owned jointly or separately by the spouse or dependent children of the director. Stock options do not count towards the stock ownership requirement.

Board Committees

The Board has a standing Audit Committee, a standing Compensation Committee and a standing Nominating Committee. These committees are governed by written charters, which were approved by the Board of Directors and are available on the Company’s website at www.ae.com under the links “About AE, AE Investment Info, Corporate Governance.”

The Board has determined that the following directors who are members of each of the standing committees are independent as defined in the applicable rules of the New York Stock Exchange:

Michael G. Jesselson	Cary D. McMillan	J. Thomas Presby
Alan T. Kane	Janice E. Page	Gerald E. Wedren

In particular, the Board has determined that none of these directors have relationships that would cause them not to be independent under the specific criteria of Section 303A.02 of the NYSE Listed Company Manual.

In making these determinations, the Board took into account all factors and circumstances that it considered relevant, including the following:

•	Whether any family member of the director is or has been in any of the past three years an employee, director, or nominee for director of the Company;

•	Whether the director or any family member of the director is a partner, controlling shareholder, director, trustee, or executive officer of any organization (including charitable or non-profit organizations) to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 2% of the recipient’s gross revenues or $1 million, whichever is more, in the current year or any of the past three fiscal years;

•	Whether the director is or has been in the past three years, employed by a company that has or had, during the same period, an executive officer of the Company on its compensation committee;

•	Whether the director is or has been in the past three years, a partner of, employee of, or affiliated with, an accounting firm;

•	Whether the director or any of the director’s family members accepted any payment from the Company or any of its Subsidiaries or affiliates in excess of $10,000 during the current fiscal year or any of the past three fiscal years, other than compensation for board or board committee service, payments arising solely from investment in the Company’s securities, compensation paid to a family member who is a non-executive employee of the Company or one of its Subsidiaries, or benefits under a tax-qualified retirement plan; and

•	Whether there are any relationships which exist between the director, the director’s family member(s), or an entity controlled by the director or the director’s family member(s) and the Company’s other directors or officers (other than in their capacity as a director or officer).

The following sets forth Committee memberships as of the date of this proxy statement:

	Audit	Compensation	Nominating
Director	Committee	Committee	Committee

Michael G. Jesselson (1)	X		X
Alan T. Kane		X	X
Cary D. McMillan	X	XX
Janice E. Page	X	X	XX
J. Thomas Presby	XX	X	X
Gerald E. Wedren	X	X	X

X = Member

XX = Committee Chair

(1)	Mr. Jesselson also serves as the Company’s Lead Independent Director

Audit Committee

The primary function of the Audit Committee is to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications, performance and independence of the independent registered public accounting firm, (3) the performance of the internal auditors, and (4) the Company’s compliance with regulatory and legal requirements. The Audit Committee also reviews and approves the terms of any new related party agreements. The Audit Committee met fifteen times in Fiscal 2008.

The Board has determined that Mr. Presby and Mr. McMillan qualify as “audit committee financial experts” as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee

The function of the Compensation Committee is to aid the Board in meeting its responsibilities with regard to oversight and determination of executive compensation. The Compensation Committee reviews and approves salaries and other compensation of executive officers, administers the Company’s 1994 Stock Option Plan, 1999 Stock Incentive Plan and 2005 Stock Award and Incentive Plan and administers the Company’s Management Incentive Plan. The Compensation Committee met nine times in Fiscal 2008.

Nominating Committee

The function of the Nominating Committee is to aid the Board in meeting its responsibilities with regard to the organization and operation of the Board, selection of nominees for election to the Board and other corporate governance matters. The Nominating Committee met three times in Fiscal 2008. The Nominating

Committee developed and reviews each year the Company’s Corporate Governance Guidelines, which were adopted by the Board and are available on our website at www.ae.com under the links “About AE, AE Investment Info, Corporate Governance.”

The Nominating Committee periodically reviews the appropriate size of the Board, whether any vacancies are expected due to retirement or otherwise, and the need for particular expertise on the Board. In evaluating and determining whether to recommend a candidate to the Board, the Committee reviews the appropriate skills and characteristics required of Board members in the context of the background of existing members and in light of the perceived needs for the future development of the Company’s business, including issues of diversity and experience in different substantive areas such as retail operations, marketing, technology, distribution, real estate and finance. Candidates may come to the attention of the Committee from a variety of sources, including current Board members, stockholders, and management. All candidates are reviewed in the same manner regardless of the source of the recommendation. In the past, the Nominating Committee has retained the services of a search firm to assist in identifying and evaluating qualified director candidates.

The Committee will consider the recommendations of stockholders regarding potential director candidates. In order for stockholder recommendations regarding possible candidates for director to be considered by the Nominating Committee:

•	such recommendations must be submitted to the Nominating Committee in care of: Corporate Secretary, American Eagle Outfitters, Inc., 77 Hot Metal Street, Pittsburgh, PA 15203, in writing at least 120 days prior to the date of the next scheduled Annual Meeting;

•	the nominating stockholder must meet the eligibility requirements to submit a valid stockholder proposal under Rule 14a-8 of the Securities Exchange Act of 1934; and

•	the stockholder must describe the qualifications, attributes, skills or other qualities of the recommended director candidate.

Meetings of Non-Management and Independent Directors

The Board’s policy is to have the non-management directors meet separately in executive session in connection with each regularly scheduled board meeting (at least four times annually). Additionally, the independent directors meet at least annually. During each meeting of the non-management or independent directors, the Lead Independent Director will lead the discussion.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2008, the members of the Compensation Committee included Messrs. McMillan (Chairman), Kane, Presby, Wedren and Ms. Page. None of the current or former members of the Compensation Committee are present or former officers of the Company or its subsidiaries or have affiliates that are parties to agreements with the Company.

Communications with the Board

The Board provides a process for all interested parties to send communications to the non-management members of the Board. That process is described on the Company’s website at www.ae.com under the links “About AE, AE Investment Info, Corporate Governance, Board of Directors.”

Corporate Governance Information

The Company’s corporate governance materials, including our corporate governance guidelines, the charters of our audit, compensation and nominating committees and our Code of Ethics that applies to all of our directors, officers (including the Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Controller) and employees may be found on the Company’s website at www.ae.com under the links “About AE, AE Investment Info, Corporate Governance.” Any amendments or waivers to our code of ethics will also be available on our website. A copy of the corporate governance materials is also available in print to any stockholder who requests it.

EXECUTIVE OFFICERS

The following persons are executive officers of the Company. For information regarding officers who are also directors, see “Election of Directors.” The officers of the Company are elected annually by the Board and serve at the pleasure of the Board.

Thomas A. DiDonato, age 50, has served the Company as Executive Vice President of Human Resources since July 2005. Prior to joining the Company, Mr. DiDonato served the H.J. Heinz Company as Chief People Officer from September 2004 to July 2005, as Vice President of Global Leadership and Development for the Heinz World Headquarters from December 2003 to September 2004 and prior thereto as Vice President of Human Resources for Heinz North America since July 2001. From 1997 to 2001, Mr. DiDonato served as Senior Vice President of Human Resources for Merck-Medco Managed Care LLC. Prior to that time, Mr. DiDonato held various Vice President level positions with Pepsico from 1990 to 1997 and with Philip Morris Companies, Inc. from 1982 to 1990.

Joan Holstein Hilson, age 49, has served the Company as Executive Vice President, Chief Financial Officer, since April 2009 and as Principal Financial and Accounting Officer since April 2006. Prior thereto, Ms. Hilson served as Executive Vice President, Chief Financial Officer, AE Brand, since April 2006 and as Senior Vice President, Finance from September 2005 to April 2006. Prior to joining the Company, Ms. Hilson held various positions at the Victoria’s Secret Stores division of Limited Brands, Inc., including Executive Vice President and Chief Financial Officer from July 2002 to August 2005, Vice President of Planning and Allocation from April 1997 to June 2002, Vice President of Finance from February 1996 to March 1997 and Vice President of Financial Planning from August 1995 to January 1996. Prior to that time, Ms. Hilson held various other management level positions with Limited Brands, Inc. from April 1993 to July 1995. Ms. Hilson held various finance management positions at Sterling Jewelers, Inc. from August 1985 to January 1993 and prior thereto she worked as a Certified Public Accountant at the accounting firm Coopers & Lybrand.

Joseph E. Kerin, age 63, has served the Company as Executive Vice President, Supply Chain and Real Estate since April 2009. Prior thereto, he served the Company and its predecessors as Executive Vice President of Store Operations since November 2007 and from January 1991 to March 2006. From March 2006 to November 2007, he served as Executive Vice President of Store Operations and Real Estate. Prior to that time, he held various positions with the Company’s predecessors, including Senior Vice President-Store Operations from October 1987 to October 1988, Vice President-General Manager Store Operations from February 1979 to October 1987, General Manager Store Operations from November 1975 to February 1979, and Regional/District Manager of the Silverman’s Division from October 1972 to November 1975.

LeAnn Nealz, age 52, has served the Company as Executive Vice President and Chief Design Officer since May 2004. Prior to joining the Company, Ms. Nealz served as Senior Vice President-Design of GapKids and babyGap from March 2002 to April 2004. From May 2000 to March 2002, she was a consultant for Esprit. From June 1997 to April 2000, Ms. Nealz was Vice President-Creative Director of Nine West Group Inc. and President, creator and owner of Le Havlin Piro. From 1996 to September 1997 she was one of the creators of Theory. From 1993 to 1996 Ms. Nealz acted as the Senior Vice President of Design and Marketing for Pepe Jeans. From 1989 to 1993 Ms. Nealz served as both men’s and women’s Senior Design Director at Banana Republic. Prior to that time, Ms. Nealz held several positions, including Design Director of CK Jeans and Calvin Klein Sport as well as the Creative Director for Guess Jeans.

Dennis R. Parodi, age 57, has served the Company as Executive Vice President, Store Operations since April 2009. Prior thereto, he served the Company as Executive Vice President and Chief Operating Officer, New York Design Center, since February 2006, as Senior Vice President of Real Estate and Construction since May 2004 and as Vice President and Chief Operating Officer, New York Design Center, since March 2003. Prior to joining the Company, Mr. Parodi served as a consultant for Whelan’s International Corporation from January 2002 to March 2003. From February 1983 to December 2001, Mr. Parodi held various positions with GAP, Inc., including Executive Vice President-U.S. Stores & Global Operations from 1998 to 2001, Senior Vice President-Director of Stores from 1993 to 1998, Vice President-Eastern Zone from 1988 to 1993 and Regional Manager from 1983 to 1988.

Michael R. Rempell, age 35, has served the Company as Executive Vice President and Chief Operating Officer, New York Design Center, since April 2009. Prior thereto, he served the Company as Senior Vice President and Chief Supply Chain Officer from May 2006 to April 2009, Senior Vice President of Information Technology and Supply Chain from May 2003 to April 2006, Vice President of Supply Chain from April 2002 to May 2003 and Senior Director of AE Direct from February 2000 to April 2002. Prior to joining the Company, Mr. Rempell was an associate with PricewaterhouseCoopers Consulting and Accenture.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers, directors or persons who are beneficial owners of more than ten percent of the Company’s Common Stock (“reporting persons”) to file reports of ownership and changes in ownership with the SEC. Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by them. Based on its review of the copies of Section 16(a) forms received by it, the Company believes that, during Fiscal 2008, with the exception of one late Form 4 filing for each of Messrs. Schottenstein, Diamond, Jesselson, Kane, McMillan, Presby and Wedren and Ms. Page, all reporting persons complied with applicable filing requirements.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis describes the compensation philosophy, objectives, policies and practices with respect to our named executive officers (the “NEOs”). For Fiscal 2008, our NEOs included our Chief Executive Officer, President/Chief Merchandising Officer, Chief Design Officer, Chief Marketing Officer, and Chief Financial Officer.

Performance-Results

For Fiscal 2008, NEO compensation was driven by the Company’s financial results, as measured by earnings before interest, taxes, and depreciation and amortization (“EBITDA”). Fiscal 2008 EBITDA incorporates operational results including American Eagle, Inc., aerie, Martin & Osa, and 77kids. As described herein, our EBITDA growth was below threshold and did not meet target-level performance. Accordingly, this resulted in no payout nor vesting of performance-based compensation for the fiscal year. All performance awards were based on pre-established goals and discretion was not exercised in determining any NEO awards.

The NEO’s resulting realized compensation based on Fiscal 2008 Company performance reflects the performance-oriented nature of the plan. In a year with below threshold performance, executives’ realized compensation was significantly lower than grant date target value. Earn-outs under the annual incentive bonus plan, the long-term incentive cash plan, and the restricted stock program were all eliminated due to Company performance. As a result, there was no realized performance-based compensation for NEO’s for Fiscal 2008.

Role of Our Compensation Committee

Our Compensation Committee reviews and approves salaries and other compensation of named executive officers, administers the Company’s 1994 Stock Option Plan, 1999 Stock Incentive Plan and 2005 Stock Award and Incentive Plan and administers the Company’s Management Incentive Plan. The Committee also reviews and approves, where applicable, the design of compensation, severance, and perquisite programs.

Role of Executive Officers in Compensation Decisions

Mr. O’Donnell, our Chief Executive Officer, annually reviews the performance of each NEO with the Compensation Committee and makes recommendations with respect to each element of executive compensation for each NEO, excluding himself. Based in part on these recommendations and other considerations discussed below, the Compensation Committee approves, when appropriate, the annual compensation package of our NEOs. Mr. O’Donnell reviews and recommends changes to the Company peer group, as deemed appropriate, for approval by the Compensation Committee.

Variations for NEOs with Employment Agreements

The Chief Executive Officer is employed pursuant to an individual employment agreement and, prior to the termination of her employment with the Company, so was the President/Chief Merchandising Officer. Because these agreements were separately negotiated with the Compensation Committee based on the individual NEO’s circumstances and the criticality of retaining these key leaders, the value of some of the compensation elements are above the range of our general plan design. However, the primary compensation elements are the same as those in our overall plan and align with our governing philosophy and objectives regarding executive compensation.

Compensation Program Objectives

The overall objective of our executive compensation program is to attract highly skilled, performance-oriented executives and to motivate them to achieve outstanding results through appropriate means. We focus on the following core principles in structuring an effective compensation program that meets our stated objective:

•	Performance—We endeavor to align executive compensation with the achievement of operational and financial results and increases in shareholder value. Our compensation program includes significant performance based remuneration and is designed for our executives to have a larger portion of their total compensation “at risk” based on Company performance than our peer companies. The mix of short/long-term and cash/equity awards along with the performance metrics/targets mitigates the possibility of management pursuing overly risky business strategies in order to maximize payouts under any plan component. We believe these features create meaningful incentives for outstanding performance and are effective retention tools. In addition, our program features a substantial equity component in order to align executive interests with the interests of our stockholders.

•	Competitiveness—We structure executive compensation to be competitive relative to a group of retail peers. We target total compensation at approximately the 75th percentile of our peer group in recognition of our emphasis on performance based compensation, the larger size of our Company relative to the peer group as measured by revenue, the setting of “stretch” growth and performance goals, and our aggressive business strategy.

•	Affordability—We design our compensation program to limit fixed compensation expense and increase budget predictability by emphasizing variable, performance based compensation. In addition, we structure our incentive plans to maximize financial efficiency by establishing programs that are tax deductible and by making performance based payments only to the extent that underlying performance supports the expense.

•	Simplicity—We have endeavored to create a simple, straight-forward compensation program; one that our associates and stockholders can easily understand.

Compensation Program Elements

Our executive compensation program is designed to place a large amount of pay at risk for all executives. Our philosophy serves to cultivate a pay-for-performance environment. Our executive compensation plan design has five key elements:

•	Base Salary

•	Annual Incentive Bonus

•	Long-term Incentive Cash Plan (“LTICP”)

•	Restricted Stock

•	Non-Qualified Stock Options (“NSOs”)

Three of the elements (Annual Incentive Bonus, LTICP, and Restricted Stock) were entirely “at risk” based on Company performance and were subject to forfeiture if the Company did not achieve threshold performance goals. Company performance below threshold levels results in forfeiture of all elements of direct compensation other than base salary and NSOs. At threshold performance and below, the NEO’s total annual compensation declines by an average of 62% relative to target performance. Annual compensation at threshold levels and below includes only base salary and the stock option component of the long-term incentive opportunity, the latter of which provides compensation only to the extent that vesting requirements are satisfied and share price appreciates.

We strategically allocate compensation between short-term and long-term components and between cash and equity in order to maximize executive performance and retention. While we endeavor to design compensation packages consistently for our executives, long-term compensation and equity awards comprise an increasingly larger proportion of total compensation as position level increases. The portion of total pay attributable to long-term incentive cash/equity compensation increases at successively higher levels of management, which ensures that executive compensation closely aligns with changes in stockholder value and achievement of performance objectives and that executives are held accountable for results relative to position level.

The following components form the foundation of the executive compensation program in place during Fiscal 2008. Beginning in the second half of Fiscal 2008, the Company’s executive compensation management team partnered with our compensation consultant to research and determine the need to make changes to the existing program based on internal philosophy/objectives and external market data/practice. As a result, after four years with minimal change, changes were made to the program effective for the fifty-two week period ending January 30, 2010 (“Fiscal 2009”). In short, our goal was to design a new program that balanced the focus on both our short- and long-term financial and strategic goals, while retaining the performance-based nature of the program and the original program objectives. Notwithstanding the changes, our executives will continue to have a larger portion of their total compensation “at risk” based on Company performance than our peer companies. The plan components, mix and metrics continue to minimize the possibility that the compensation system could encourage management to pursue overly risky business strategies to maximize compensation payouts. Full details of the changes made will be described in the Fiscal 2009 Compensation Discussion & Analysis.

Base Salary

Base salary represents the annual salary paid to each executive. The objective of base salary is to provide a baseline compensation level that delivers current cash income to the NEOs and reflects his or her job responsibilities, experience and value to the Company. To aid in attracting and retaining high quality executives, salaries for our NEOs are generally targeted at the 75th percentile of our peer group to reflect the Company’s large size relative to the peer group as measured by revenue, the aggressive nature of our overall business plan, and the highly performance-based nature of the other elements of the direct compensation program. We review base salaries in the last quarter of the fiscal year and increases, where applicable, are typically effective for the beginning of the new fiscal year. Individual salaries range above or below the 75th percentile based on a variety of factors, including position level, executive experience relative to industry peers, individual performance, future potential, leadership qualities and unique skill sets.

Annual Incentive Bonus

We structure the Annual Incentive Bonus to encourage the achievement of above market annual performance targets and to recognize and reward short-term Company performance. The Annual Incentive Bonus focuses the executive team on key annual objectives and business drivers that support growth of Company EBITDA, improvement in overall operations and increases in stockholder value. We establish an executive’s annual incentive bonus as a percentage of base salary, with increases in target percentages directly related to position level and individual performance. This approach places a proportionately larger percentage of total annual pay at risk for our executives relative to position level and ensures that accountability is directly proportionate to each executive’s role and responsibility. In Fiscal 2008, the target award opportunity for our Chief Executive Officer was equal to 125% of base salary and the target award opportunities for our other NEOs ranged from 60% to 100% of base salary. Annual incentive bonus payouts fluctuate based upon Company EBITDA, with actual Annual Incentive Bonus payments ranging from 0% of the targeted percentage below threshold performance, to 50% of the targeted percentage at threshold performance, to 100% of the targeted percentage at target performance, to 200% of the targeted percentage if the Company achieves goals that are substantially above our business plan for the fiscal year. Refer to the Fiscal 2008 Performance Metrics section for a description of the Fiscal 2008 Annual Incentive Bonus metrics. There were no bonuses earned based on Fiscal 2008 actual EBITDA of $411.9 million.

Long-term Incentive Cash Plan

The LTICP is a performance based variable incentive plan that supports both retention and performance motivation objectives. The Company instituted the LTICP in Fiscal 2005 and makes LTICP awards, if earned, to the NEOs and to certain other executives who participate in the plan. Executives that do not participate in the LTICP receive the same long-term incentive/equity proportion of total compensation as similarly situated executives participating in the LTICP; however, their total long-term incentive/equity value is delivered entirely through Restricted Stock and NSOs and their total equity includes a relatively larger percentage of Restricted Stock and NSO’s than a LTICP participant. Target award opportunities under the LTICP are equal to 50% of the participant’s Annual Incentive Bonus target opportunity. LTICP awards are contingent upon the achievement of pre-established annual EBITDA goals, which are described below.

Like the Annual Incentive Bonus plan, LTICP awards are contingent upon satisfaction of EBITDA targets. However, the performance goals in the LTICP are set below the goals in the Annual Incentive Bonus and Restricted Stock program, each of which contains aggressive performance requirements. The more modest goals in the LTICP support retention oriented objectives and help to mitigate the potential volatility in compensation opportunity that may result from the setting of aggressive targets in the other variable compensation plans.

Actual LTICP awards range from zero for performance below the threshold EBITDA goal, to 25% of the targeted percentage amount at the threshold EBITDA goal, to 100% of the targeted percentage amount at the target EBITDA goal, to 200% of the targeted percentage amount if the Company achieves goals that are substantially above our business plan. For Fiscal 2008, the LTICP awards were not earned based on actual EBITDA of $411.9 million. Each year, upon achievement of stated goals, the Company defers LTICP awards (if any) into notional accounts. For Fiscal 2008, the value of previously earned LTICP notional accounts was based on a single diversified fund, selected by the Company. After a three year waiting period from a participant’s first award, the executive begins to receive an annual payout of one-third of their existing account balance. The payments are taxed at distribution to the executive. The Company pays all account balances in full upon an executive’s retirement.

During the fifty-two week period ended February 2, 2008 (“Fiscal 2007”), the Company and Compensation Committee researched and approved plan design changes to the LTICP as described in the Fiscal 2007 proxy. To mitigate the possibility of senior executives entering into direct competition with the Company and to protect the Company’s investment in human capital following termination of a NEO’s employment, these changes incorporated formal twelve month non-compete and eighteen month non-solicitation agreements. These agreements were executed in the spring of 2008 for certain executives who participate in this feature of the plan, including certain NEO’s (Chief Design Officer, Chief Marketing Officer and Chief Financial Officer).

Equity Awards

Equity compensation is designed to align executive compensation with short-term and long-term Company performance. The Company utilizes a combination of performance-based Restricted Stock awards and time-based NSO grants to focus management on corporate performance and sustainable earnings growth. The overall plan design has a heavier emphasis on NSOs than on Restricted Stock due to the growth positioning of the Company and our commitment to increasing long-term stockholder value. Total equity grant value pools are pre-determined based upon the framework of the executive compensation plan design.

Restricted Stock: Restricted Stock awards represent approximately 40% of the value of an executive’s overall long-term incentive/equity, once the LTICP (if any) has been calculated. This value may vary depending on position level and eligibility for the LTICP. We determine the number of shares of Restricted Stock based on the overall dollar value of the award, adjusted for performance risk, divided by the closing price of our common stock on the grant date. We adjust the overall dollar value of the award for risk in order to take into account the inherent volatility of the specialty retail industry and the potential risk of forfeiture due to Company performance.

Restricted Stock grants feature one-year performance based vesting. Restricted Stock vests upon achievement of pre-established annual EBITDA goals, which are described below. Vesting of Restricted Stock awards range from zero for performance below the threshold EBITDA goal, to 50% of the targeted amount at the threshold EBITDA goal, to 100% of the targeted amount at the target EBITDA goal. If threshold performance is not met, the award recipient forfeits all shares. An award recipient cannot earn more than 100% of target, and unlike the Annual Incentive Bonus and LTICP, above-target performance does not result in receipt of additional shares of Restricted Stock. Based on Fiscal 2008 EBITDA of $411.9 million, 0% of the target restricted shares granted during Fiscal 2008 were earned and all shares were forfeited.

The table below describes key features of our Restricted Stock award program:

	Timing	Grant Date/Grant Price	Approval

New Hires & Promotions	Awarded to all eligible newly hired or promoted executives on the first business day of the fiscal quarter following hire/promotion.	The hire date or promotion date is the grant date and the closing price of our common stock on the grant date is the grant price.	New hire/Promotion award amounts are determined by our executive compensation team and presented to our Chief Executive Officer for review and approval based on delegation of authority from the Compensation Committee. If the grant date fair value of a new hire or promotion award exceeds $200,000, the Compensation Committee must approve the award.
Annual Award	Awarded to all eligible active executives in the first quarter of each fiscal year.	Unless otherwise specified in an employment agreement, the date of the first regularly scheduled meeting of the Compensation Committee for the fiscal year is used as the grant date and the closing price on that date is the grant price.	We present final annual award amounts for all NEOs to the Compensation Committee for approval at the first regularly scheduled Committee meeting of the new fiscal year.

The CEO may exercise discretion in his recommendations to the Compensation Committee with regard to grants of Restricted Stock for all executives based on individual performance, including the named executive officers, excluding himself. However, adjustments suggested by the Chief Executive Officer must not result in an expansion of the overall grant value pool under any circumstances. Compensation Committee approval of individual Restricted Stock awards is final and no changes are permitted after that approval.

Non-Qualified Stock Options: NSOs represent 60% of the value of an executive’s overall long-term incentive/equity, once the LTICP (if any) has been calculated. This value may vary depending on position level and eligibility for the LTICP. We determine the number of shares underlying each NSO grant based on the overall value of the grant using a Black-Scholes option pricing model and the closing price of our common stock on the grant date. In no event will we grant NSOs at an exercise price below the fair market value of our common stock on the date of grant. NSO grants vest proportionally over three years with a seven year term from the grant date, assuming continued employment.

The table below describes key features of our NSO award program:

	Timing	Grant Date/Exercise Price	Approval

New Hires & Promotions First Fiscal Quarter (following the first Compensation Committee meeting of the fiscal year) through Third Fiscal Quarter	Awarded to all eligible newly hired or promoted executives on the first business day of the fiscal quarter following hire/promotion.	The first business day of the following fiscal quarter is the grant date and the closing price on that date is the exercise price.	New hire/Promotion award amounts are determined by our executive compensation team and presented to our Chief Executive Officer for review and approval based on delegation of authority from the Compensation Committee. If the grant date fair value of a new hire or promotion award exceeds $200,000, the Compensation Committee must approve the award. We present final annual award amounts for all NEOs to the Compensation Committee for approval at the first regularly scheduled Committee meeting of the new fiscal year.

New Hires & Promotions Fourth Fiscal Quarter through First Fiscal Quarter(through the first Compensation Committee meeting of the fiscal year)	Awarded to all eligible newly hired or promoted executives; timed with the annual award in the first quarter of each fiscal year.	The date of the first regularly scheduled meeting of the Compensation Committee for the fiscal year is used as the grant date and the closing price on that date is the exercise price.

Annual Award	Awarded to all eligible active executives in the first quarter of each fiscal year.	Unless otherwise specified in an employment agreement, the date of the first regularly scheduled meeting of the Compensation Committee for the fiscal year is used as the grant date and the closing price on that date is the exercise price.

The Chief Executive Officer may exercise discretion in his recommendations to the Compensation Committee with regard to grants of NSOs for all executives based on individual performance, including the named executive officers, excluding himself. However, adjustments suggested by the Chief Executive Officer must not result in an expansion of the overall grant value pool under any circumstances. Compensation Committee approval of individual NSO awards is final and no changes are permitted after that approval.

Delegation of Authority: The Compensation Committee delegates authority to the Chief Executive Officer to grant Restricted Stock and/or NSO awards for internal promotions and new hires, subject to an overall dollar value for each award and for all awards in total. No authority is delegated for awards to NEO’s.

Ownership Requirements: The Company has share ownership requirements to establish commonality of interest between management and stockholders and to encourage executives to think and act like owners. By encouraging executives to accumulate a specific level of ownership, the program ensures that pay remains at risk not only with regard to outstanding awards but also with regard to realized gains. Effective with NSO & Restricted Stock grants for the fifty-three week period ended February 3, 2007 (“Fiscal 2006”), the Company instituted a requirement for certain senior executives to hold the equivalent value equal to one times their current salary in Company stock. The Chief Executive Officer has an ownership requirement of five times his current salary and the President/Chief Merchandising Officer had an ownership requirement of three times her current salary.

This requirement can be met through various forms of equity; vested NSOs, vested Restricted Stock, employee stock purchase plan shares and personal holdings.

Until a given executive has satisfied their ownership requirement, they must hold half of their after-tax gains from any sale, of grants from Fiscal 2006 and beyond, in Company stock. If an executive does not hold half of after-tax gains in Company stock, they jeopardize eligibility for future stock grants. The compensation team monitors and communicates executive compliance with the requirements throughout the fiscal year.

Executive Perquisites

Executive perquisites, which are disclosed in the Summary Compensation Table, are not a significant component of our executive compensation program.

Fiscal 2008 Performance Metrics

In the continued interest of simplicity and focus, for Fiscal 2008, the Compensation Committee chose a single performance metric, EBITDA, to develop targets for awarding performance-based compensation. Annual Incentive Bonus, LTICP and Restricted Stock awards are all contingent upon the achievement of specific EBITDA goals. The Compensation Committee has chosen EBITDA as the key performance metric because it reflects the Company’s success in managing its core operations, growing the business and driving sustained increases in profit. We believe that EBITDA reflects all key controllable financial and operational performance objectives, while maintaining simplicity in the design and execution of our executive compensation program. Moreover, we believe that EBITDA targets encourage management to focus on all aspects of performance, including both top line growth in revenue, expense control and bottom line results.

Our Compensation Committee establishes performance goals at the beginning of each fiscal year based on a variety of factors such as internal budget, investor expectations, peer company results, prior year Company performance, upcoming fiscal year business plan and strategic initiatives. To ensure a direct correlation between the level of responsibility and accountability for results, the Company has developed EBITDA goals for the executive team that are higher than those below the executive level.

For Fiscal 2008, the Compensation Committee established the following EBITDA goals for executive-level associates, measuring EBITDA growth against prior year realized EBITDA:

•	For Annual Incentive Bonus: $736 million at Threshold (reflecting 4% growth), $779 million at Target (reflecting 10% growth) and $814 million at Maximum (reflecting 15% growth).

•	For Restricted Stock awards: $736 million at Threshold (reflecting 4% growth) and $779 million at Target (reflecting 10% growth).

•	For LTICP awards: $708 million at Threshold (reflecting 0% growth), $750 million at Target (reflecting 6% growth) and $779 million at Maximum (reflecting 10% growth).

A 10% EBITDA growth target aligned with our business strategy and with our status as a growth company. Moreover, the 10% EBITDA growth target established at the beginning of Fiscal 2008 also aligned with the then general analyst consensus for the Company of 10% growth. Fiscal 2008 actual EBITDA was $411.9 million (-42% growth) and, as discussed above, there were no payouts under the Annual Incentive Bonus, Restricted Stock, nor LTICP plans.

Compensation Benchmarking

In addition to many other factors that affect compensation determinations, we take into account the compensation practices of comparable companies in formulating our compensation program. We consider three key factors in choosing the companies that comprise our peer group:

•	Talent—Companies with which we compete for executive-level talent.

•	Size—Companies within the specialty retail industry with comparable revenue.

•	Comparability—Companies with which we compete for customers and investors.

For Fiscal 2008, the Company used a peer group of specialty retailers consisting of the following component companies. (Note: Company named followed by stock ticker symbol):

•	Abercrombie & Fitch Co.(ANF)

•	Aeropostale, Inc. (ARO)

•	AnnTaylor Stores Corp. (ANN)

•	Chico’s FAS, Inc. (CHS)

•	Dick’s Sporting Goods, Inc. (DKS)

•	Gap, Inc. (GPS)

•	Guess ?, Inc (GES)

•	Hot Topic, Inc. (HOTT)

•	J. Crew Group, Inc. (JCG)

•	Limited Brands, Inc. (LTD)

•	New York & Company, Inc. (NWY)

•	Pacific Sunwear of California, Inc. (PSUN)

•	Polo Ralph Lauren (RL)

•	Quiksilver, Inc. (ZQK)

•	The Talbots, Inc. (TLB)

•	Urban Outfitters,Inc. (URBN)

We evaluate our peer group on an annual basis for relevance and propose changes when appropriate. The Compensation Committee reviews and approves the recommended peer group changes as necessary. For Fiscal 2008, there were no changes to the peer group.

Timing of Equity Awards

Although the Company does not have a formal policy surrounding the timing of equity awards and the release of material non-public information, the Company does utilize a consistent approach in selecting both the grant dates and the terms of equity awards as previously described. The Company makes annual equity grants in the first quarter of the fiscal year. For the past four years, the grant date was the Compensation Committee meeting date during which earnings were certified for the prior fiscal year.

Severance and Change of Control Payments

Some of our NEOs are entitled to receive severance payments and other benefits in the event of a change in control of the Company and/or upon the termination of the executive’s employment with the Company under specified circumstances. These arrangements provide essential protections to both the executive and the Company. Agreements providing for severance and change in control payments assist the Company in attracting and retaining qualified executives that could have other job alternatives. At the same time, the applicable agreements preserve valuable Company assets by imposing upon the executive’s non-competition and non-solicitation restrictions, confidentiality obligations and cooperation covenants. For a description and quantification of these severance and change of control benefits, please refer to the proxy section entitled “Post-Employment Compensation.”

As of January 31, 2009, Susan P. McGalla, President and Chief Merchandising Officer, ended her contract term with the Company. She did not seek to renew her contract with the Company. Ms. McGalla was offered and accepted a separation and severance agreement per the terms of her contract. Refer to the proxy section entitled “Post-Employment Compensation” for additional information regarding her separation and related agreement.

As of January 30, 2009, Kathy J. Savitt, Executive Vice President and Chief Marketing Officer, ended her employment with the Company. Ms. Savitt was offered and accepted a separation and severance agreement per the terms of her employment letter. Refer to the proxy section entitled “Post-Employment Compensation” for additional information regarding her separation and related agreement.

Role of Compensation Consultants

The Compensation Committee has the authority under the Compensation Committee Charter to retain outside consultants or advisors to assist the Committee. In accordance with this authority, the Committee engaged the services of Watson Wyatt & Company at the beginning of Fiscal 2008. In September 2008, the Compensation Committee changed consultants and engaged the services of Frederic W. Cook & Co., Inc. as its primary outside independent compensation consultant to advise the Committee on all matters related to Chief Executive Officer and other executive compensation. The services provided by Frederic W. Cook & Co., Inc. are subject to agreement and engagement letters and the Committee has sole authority to terminate the relationship. Representatives of Watson Wyatt & Company or Frederic W. Cook & Co., Inc. attended four of nine of the Compensation Committee meetings during Fiscal 2008. Frederic W. Cook & Co., Inc does not provide any other services to the Company. The Compensation Committee may engage other consultants as needed in order to provide analysis, recommendations or other market data.

Under the direction of the Compensation Committee, Frederic W. Cook & Co., Inc. interacts with members of the senior management team to provide insights into market practices and to ensure that management is fully informed with regard to emerging best practices and market trends. This ensures that proposals developed by management align with the marketplace, the Company’s overall compensation objectives and the objectives of stockholders.

Management engages the Hay Group, Inc. as needed to provide market data and analysis with regard to competitive market compensation rates. This data is used as a supplement to that provided to the Compensation Committee by Frederic W. Cook & Co. and to validate and verify the accuracy of data used by the Committee in its deliberations.

Tax Matters

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally permits a tax deduction to public corporations for compensation over $1,000,000 paid in any fiscal year to a corporation’s Chief Executive Officer and certain other highly compensated executive officers only if the compensation qualifies as being performance-based under Section 162(m). The Company endeavors to structure its compensation policies to qualify as performance-based under Section 162(m) whenever it is reasonably possible to do so while meeting our compensation objectives.

Nonetheless, from time to time certain non-deductible compensation may be paid and the Board of Directors and the Compensation Committee reserve the authority to award non-deductible compensation in appropriate circumstances. In addition, it is possible that some compensation paid pursuant to certain equity awards that have already been granted may be non-deductible as a result of Section 162(m). The Section 162(m) disallowance for the tax year ended July 2008 was $128,000 with a tax impact of $49,000 at 38%.

Additionally, Section 409A of the Internal Revenue Code (“Section 409A”) governs our ability to establish the time and form of payment under our nonqualified deferred compensation arrangements. We believe that we have been operating our nonqualified deferred compensation arrangements in good faith compliance with Section 409A and the guidance available thereunder in effect since January 1, 2005.

EXECUTIVE OFFICER COMPENSATION

General

The following table summarizes the compensation for each of the last three fiscal years of the Company’s Principal Executive Officer, Principal Financial Officer and the three other most highly compensated executive officers ranked by their total compensation as listed in the table below. Both Ms. McGalla and Ms. Savitt terminated their employment with the Company on the last day of Fiscal 2008.

Summary Compensation Table

					Non-Equity
		Base	Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
	(1)		(2)	(3)	(4)	(5)

James V. O’Donnell	2008	$1,475,000	$602,999	$1,978,160	$(299,624)	$39,520	$3,796,055
Principal Executive Officer	2007	$1,350,000	$5,835,611	$2,966,356	$1,780,895	$41,308	$11,974,170
	2006	$1,019,231	$5,339,469	$5,155,433	$3,741,372	$24,835	$15,280,340

LeAnn Nealz	2008	$750,000	$46,333	$692,058	$(130,462)	$27,500	$1,385,429
EVP and Chief	2007	$725,000	$595,024	$543,997	$605,752	$8,680	$2,478,453
Design Officer	2006	$677,788	$960,782	$501,377	$1,569,893	$11,000	$3,720,840

Joan Holstein Hilson	2008	$510,000	$33,269	$502,421	$(45,685)	$15,500	$1,015,505
Principal Financial Officer	2007	$485,000	$328,165	$330,271	$267,099	$107,680	$1,518,215
	2006	$468,846	$394,573	$161,688	$703,001	$273,117	$2,001,225

Susan P. McGalla	2008	$1,000,000	$109,637	$(225,194)	$(201,616)	$35,572	$718,399
Former President and	2007	$1,000,000	$1,086,826	$1,638,595	$1,103,357	$28,404	$4,857,182
Chief Merchandising Officer	2006	$866,346	$1,197,489	$815,092	$2,384,744	$22,980	$5,286,651

Kathy J. Savitt	2008	$675,000	$86,044	$(51,601)	$(86,356)	$1,042,795	$1,665,882
Former EVP and Chief	2007	$650,000	$708,287	$411,412	$492,952	$219,043	$2,481,694
Marketing Officer	2006	$542,308	$740,433	$193,512	$1,260,000	$1,359,253	$4,095,506

(1)	2008, 2007 and 2006 refer to the fifty-two week periods ended January 31, 2009 and February 2, 2008 and the fifty-three week period ended February 3, 2007, respectively.

(2)	The value of the restricted stock included in the Summary Compensation Table, including both time and performance based awards, is based on the compensation cost for financial reporting purposes for the fiscal year under Statement of Financial Accounting Standard No. 123(R) (“SFAS 123(R)”). Dividends are payable on vested and unvested restricted stock awards when dividends are paid on common stock, if applicable. The right to receive these dividends was factored into the grant date fair value of the awards granted during Fiscal 2006 and Fiscal 2007 and therefore dividends paid on these awards are not presented in the Summary Compensation Table. Dividends paid during Fiscal 2008 attributed to awards that were forfeited are presented in the Summary Compensation Table as follows: Mr. O’Donnell - $155,075; Ms. Nealz - $12,218; Ms. Hilson - $8,692; Ms. McGalla - $28,196 and Ms. Savitt - $17,166.

(3)	The value of Option awards included in the Summary Compensation Table is based on the compensation cost for financial reporting purposes for the fiscal year under SFAS 123(R) and is derived using the Black-Scholes option pricing model. Additional information regarding this model is available in Note 10 of the Consolidated Financial Statements contained in the Company’s Fiscal 2008 Annual Report on Form 10-K. In the case of Ms. McGalla and Ms. Savitt, amounts include compensation expense reversed for forfeited options, resulting in a negative number.

(4) Non-equity incentive plan compensation includes the following for each of 2008, 2007 and 2006:

	Mr.	Ms.	Ms.	Ms.	Ms.
	O’Donnell	Nealz	Hilson	McGalla	Savitt

Fiscal 2008:
Annual incentive bonus	—	—	—	—	—
LTICP award	—	—	—	—	—
LTICP investment losses	$(299,624)	$(130,462)	$(45,685)	$(201,616)	$(86,356)

Total:	$(299,624)	$(130,462)	$(45,685)	$(201,616)	$(86,356)

Fiscal 2007:
Annual incentive bonus	$1,134,000	$380,625	$169,750	$700,000	$317,558
LTICP award	583,200	195,750	87,300	360,000	163,315
LTICP investment gains	63,695	29,377	10,049	43,357	12,079

Total:	$1,780,895	$605,752	$267,099	$1,103,357	$492,952

Fiscal 2006:
Annual incentive bonus	$2,400,000	$997,500	$460,000	$1,530,000	$840,000
LTICP award	1,200,000	498,750	230,000	765,000	420,000
LTICP investment gains	141,372	73,643	13,001	89,744	—

Total:	$3,741,372	$1,569,893	$703,001	$2,384,744	$1,260,000

(5)	All other compensation for 2008 includes the following:

	Mr.	Ms.	Ms.	Ms.	Ms.
	O’Donnell	Nealz	Hilson	McGalla	Savitt

Severance payment (a)	$—	$—	$—	$—	$1,012,500
Car benefit	15,250	—	—	12,000	9,000
Tax gross up for car benefit	8,770	—	—	8,072	5,795
Financial consulting	—	12,000	—	—	—
Employer 401(k) contribution	15,500	15,500	15,500	15,500	15,500

Total:	$39,520	$27,500	$15,500	$35,572	$1,042,795

(a)	The Company accrued $1,012,500 during Fiscal 2008 for a severance payment to Ms. Savitt pursuant to her Separation Agreement and Release dated January 20, 2009. Refer to the proxy section entitled “Post-Employment Compensation” for additional information regarding her separation agreement.

In addition, the Company pays attorneys fees related to the preparation and filing of NEO stock ownership forms with the SEC.

Grants of Plan-Based Awards

									All Other	All Other
									Stock	Option		Grant
									Awards:	Awards:	Exercise	Date Fair
			Estimated Future Payouts Under			Estimated Future Payouts			Number of	Number of	or Base	Value of
			Non-Equity Incentive Plan			Under Equity Incentive Plan			Shares	Securities	Price of	Stock and
			Awards			Awards			of Stock	Underlying	Option	Option
		Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name		Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)

James V. O’Donnell	(1)	N/A	$921,875	$1,843,750	$3,687,500	—	—	—	—	—	—	—
	(2)	N/A	$230,469	$921,875	$1,843,750	—	—	—	—	—	—	—
	(3)	3/5/08	$—	$—	$—	—	387,688	—	—	—	—	$8,250,001
	(4)	3/5/08	$—	$—	$—	—	—	—	—	315,089	$21.28	$1,978,160
LeAnn Nealz	(1)	N/A	$281,250	$562,500	$1,125,000	—	—	—	—	—	—	—
	(2)	N/A	$70,313	$281,250	$562,500	—	—	—	—	—	—	—
	(3)	3/5/08	$—	$—	$—	—	30,545	—	—	—	—	$649,998
	(4)	3/5/08	$—	$—	$—	—	—	—	—	99,373	$21.28	$731,346
Joan Holstein Hilson	(1)	N/A	$153,000	$306,000	$612,000	—	—	—	—	—	—	—
	(2)	N/A	$38,250	$153,000	$306,000	—	—	—	—	—	—	—
	(3)	3/5/08	$—	$—	$—	—	21,729	—	—	—	—	$462,393
	(4)	3/5/08	$—	$—	$—	—	—	—	—	70,693	$21.28	$520,272
Susan P. McGalla	(1)	N/A	$500,000	$1,000,000	$2,000,000	—	—	—	—	—	—	—
	(2)	N/A	$125,000	$500,000	$1,000,000	—	—	—	—	—	—	—
	(3)	3/5/08	$—	$—	$—	—	70,489	—	—	—	—	$1,500,006
	(4)	3/5/08	$—	$—	$—	—	—	—	—	356,112	$21.28	$2,500,298
Kathy J. Savitt	(1)	N/A	$236,250	$472,500	$945,000	—	—	—	—	—	—	—
	(2)	N/A	$59,063	$236,250	$472,500	—	—	—	—	—	—	—
	(3)	3/5/08	$—	$—	$—	—	27,914	—	—	—	—	$594,010
	(4)	3/5/08	$—	$—	$—	—	—	—	—	90,812	$21.28	$668,340

(1)	Amount represents annual incentive cash bonus under the Company’s Management Incentive Plan (the “Bonus Plan”). The Compensation Committee established individual annual bonus targets under the Bonus Plan as a target percentage of the respective participant’s base salary (ranging from 60% to 125%), with the actual bonus payment ranging from zero below threshold, to 50% of the targeted percentage at threshold, to 100% of the targeted percentage at target and 200% of the targeted percentage if the outstanding goals are achieved for Fiscal 2008 (the “EBITDA Goals”). On March 3, 2009, the Compensation Committee certified that the Company had not achieved its target level of EBITDA goals, resulting in 100% of the awards above being forfeited.

(2)	Amount represents the LTICP bonus under the Company’s Bonus Plan. The Compensation Committee established individual LTICP bonus targets under the Bonus Plan as a target percentage of the respective participant’s base salary (ranging from 30% to 62.5%), with the actual bonus amounts ranging from zero below the threshold LTICP EBITDA Goal, to 25% of the targeted percentage amount at the threshold LTICP EBITDA Goal, 100% of the targeted percentage at the target LTICP EBITDA Goal and 200% of the targeted percentage if the outstanding LTICP EBITDA Goal was achieved or exceeded for Fiscal 2008. On March 3, 2009, the Compensation Committee certified that the Company had not achieved its target level of EBITDA goals, resulting in 100% of the awards above being forfeited.

(3)	Amount represents a grant of shares of performance-based Restricted Stock under the Company’s 2005 Stock Award and Incentive Plan. On March 3, 2009, the Compensation Committee certified that the Company had not achieved its target level of EBITDA goals and 0% of this award vested. Shares not vested were forfeited.

(4)	Amount represents a grant of stock options under the Company’s 2005 Stock Award and Incentive Plan which are exercisable at the fair market value on the grant date and vest over three years. Ms. McGalla and Ms. Savitt’s awards of 356,112 and 90,812 shares, respectively, were subsequently terminated on their respective separation dates in accordance with the terms of the awards and the Company’s 2005 Plan. Refer to the proxy section entitled “Post-Employment Compensation” for additional information regarding their separations and related agreements.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market or
								Awards:	Payout
			Equity					Number	Value
			Incentive					of	of
			Plan			Number		Unearned	Unearned
			Awards:			of	Market	Shares,	Shares,
	Number	Number	Number			Shares	Value of	Units or	Units or
	of	of	of			or Units	Shares or	Other	Other
	Securities	Securities	Securities			of Stock	Units of	Rights	Rights
	Underlying	Underlying	Underlying			That	Stock	That	That
	Unexercised	Unexercised	Unexercised	Option		Have	That Have	Have	Have
	Options	Options	Unearned	Exercise	Option	Not	Not	Not	Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#) (1)	($) (1)

James V. O’Donnell	817,200	—	—	$8.76	12/4/10	—	—	—	—
	900,000	—	—	$4.68	3/4/13	—	—	—	—
	294,872	147,436	—	$31.05	12/28/13	—	—	—	—
	97,513	195,027	—	$29.83	3/6/14	—	—	—	—
	—	315,089	—	$21.28	3/5/15
	—	—	—	—	—	—	—	387,688	$3,493,069
LeAnn Nealz	73,800	36,900	—	$16.98	2/28/13	—	—	—	—
	21,880	43,762	—	$29.83	3/6/14	—	—	—	—
	75,000	—	—	$9.63	6/1/14	—	—	—	—
	—	99,373	—	$21.28	3/5/15
	—	—	—	—	—	—	—	30,545	$275,210
Joan Holstein Hilson	55,000	27,500	—	$16.98	2/28/13	—	—	—	—
	15,763	31,527	—	$29.83	3/6/14	—	—	—	—
	—	70,693	—	$21.28	3/5/15
	—	—	—	—	—	—	—	21,729	$195,778
Susan P. McGalla (2)	30,000	—	—	$18.78	3/2/09	—	—	—	—
	300,000	—	—	$17.78	3/2/09	—	—	—	—
	77,385	—	—	$29.83	1/31/10	—	—	—	—
	—	—	—	—	—	—	—	70,489	$635,106
Kathy J. Savitt (3)	58,600	—	—	$19.60	3/1/09	—	—	—	—
	19,919	—	—	$29.83	3/1/09	—	—	—	—
	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	27,914	$251,505

(1)	Amount represents a grant of shares of performance-based Restricted Stock under the Company’s 2005 Stock Award and Incentive Plan. On March 3, 2009, the Compensation Committee certified that the Company had not achieved its target level of EBITDA goals and 0% of this award vested. Shares not vested were forfeited.

(2)	In accordance with Ms. McGalla’s Separation Agreement and Release dated August 27, 2008, her outstanding vested stock option awards for 330,000 shares shall remain exercisable for 30 days from her separation date or through March 2, 2009; the vested portion of her Fiscal 2007 stock option award for 77,385 shares shall remain exercisable for one year from her separation date, or through January 31, 2010; and her unvested stock option awards for a total of 528,883 shares shall terminate on her separation date, all in accordance with the terms of the award and the Company’s 2005 Plan.

(3)	In accordance with Ms. Savitt’s Separation Agreement and Release dated January 20, 2009, her outstanding vested stock option awards shall remain exercisable for thirty days from her separation date, or March 1, 2009 and her unvested stock option awards shares shall terminate on her separation date, all in accordance with the terms of the award and the Company’s 2005 Plan.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#) (1)	($) (1)

James V. O’Donnell	—	—	193,598	$4,119,765
LeAnn Nealz	—	—	14,745	$313,774
Joan Holstein Hilson	—	—	10,623	$226,057
Susan P. McGalla	—	—	35,200	$749,056
Kathy J. Savitt	—	—	28,423	$543,941

(1)	70% of the shares of performance based restricted stock granted in Fiscal 2007 vested on March 5, 2008 upon certification from the Compensation Committee that the Company partially met certain EPS performance goals. The value realized on vesting related to these awards is based on the fair market value on March 5, 2008 of $21.28. Ms. Savitt also acquired shares of time based restricted stock on March 14, 2008, with the value realized on vesting based on the fair market value on March 14, 2008 of $17.22.

Nonqualified Deferred Compensation

The Company has a nonqualified deferred compensation program which allows eligible participants to defer a portion of their salary and/or bonus on an annual basis into the plan. Participants can defer up to 90% of their annual salary (with a minimum annual deferral of $2,000) and up to 100% of their annual performance-based bonus into the plan. Distributions from the plan automatically occur upon retirement, termination of employment, disability or death during employment. Participants may also choose to receive a scheduled distribution payment while they are still employed with the Company. The plan operates in compliance with the requirements of Section 409A. The following table summarizes the activity in each of the NEO’s nonqualified deferred compensation accounts during Fiscal 2008.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contribution	Earnings (Loss)	Withdrawals/	Balance at
	in Last FY	in Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)	($)	($)	($)

James V. O’Donnell (1)	$449,008	—	$(180,158)	—	$665,852
LeAnn Nealz (2)	—	—	$(24,444)	—	$37,120
Joan Holstein Hilson (3) (5)	$5,093	—	$(5,811)	$(10,192)	—
Susan P. McGalla	—	—	—	—	—
Kathy J. Savitt (4) (5)	$32,593	—	$(6,958)	$(27,165)	$1,214

(1)	Mr. O’Donnell is deferring a total of $600,000 in calendar 2009 pursuant to the terms of his employment agreement. His Fiscal 2008 contribution of $449,008 is reported in the Summary Compensation Table as Base Salary.

(2)	Ms. Nealz elected not to participate in the Company’s deferred compensation program during Fiscal 2008. The Fiscal 2008 losses relate to contributions made in prior years.

(3)	Ms. Hilson deferred $5,093 of her salary earned during Fiscal 2008 in accordance with the Company’s deferred compensation program. Her contribution is reported in the Summary Compensation Table for Fiscal 2008 as Base Salary.

(4)	Ms. Savitt deferred $32,593 of her salary earned during Fiscal 2008 in accordance with the Company’s deferred compensation program. Her contribution is reported in the Summary Compensation Table for Fiscal 2008 as Base Salary.

(5)	In accordance with the terms of the plan and Section 409A, Ms. Hilson and Ms. Savitt each elected to receive a payout of 100% of their deferred compensation balances during Fiscal 2008.

Post-Employment Compensation

Mr. O’Donnell was employed in Fiscal 2008 pursuant to an employment agreement dated December 28, 2006 (the “Agreement”). Pursuant to the Agreement, Mr. O’Donnell will serve as the Company’s Chief Executive Officer through Fiscal 2009 and as a non-executive employee through January 29, 2011 (“Fiscal 2010”). The Agreement provides for a retirement benefit upon its expiration equal to the greater of (a) $2,200,000, or (b) Mr. O’Donnell’s total cash compensation (base salary plus annual cash incentive bonus, which is limited to target bonus for purposes of the calculation) for the highest compensated fiscal year of the prior six fiscal years. The retirement benefit is payable by the Company over five years after the expiration of the Agreement’s term in Fiscal 2010. If the Company were to achieve its annual cash bonus goals in each year of the Agreement, the retirement benefit payable would be $3,600,000. Additionally, in the event of a non-cause termination by the Company, the Agreement provides for severance payments equal to one year of base salary payable in a lump sum within 30 days of termination; the retirement benefit, payable in a lump sum within 30 days of termination; any incentive bonus that would have been paid to the extent that the performance goals established at the time of grant are met for the fiscal year during which termination occurred, even though he was not employed for the entire fiscal year; outstanding stock options shall vest and shall be exercisable for one year after the date of termination; restricted stock awards outstanding at the time of the termination and not previously forfeited shall vest to the extent that the performance goals established at the time of grant are met for the fiscal year during which termination occurred, even though he was not employed for the entire fiscal year; and payment of his LTICP account in a lump sum payment within 30 days of the date of termination. To the extent that any provisions of the Agreement do not comply with Section 409A, which would cause Executive to incur any additional tax or interest under Section 409A, such terms of the Agreement shall be deemed to be modified, to the extent reasonably possible to do so, and applied by the Company in a manner to be consistent with Section 409A.

Ms. Nealz is employed pursuant to an employment letter dated March 31, 2004. In the event of a non-cause termination by the Company, this letter provides for a lump-sum severance payment equal to one year of base salary.

Ms. Hilson is employed pursuant to an employment letter dated July 18, 2005. It provides for severance payments equal to up to one year of base salary in the form of salary continuation during a non-compete period.

Prior to August 2008, Ms. McGalla was employed pursuant to an employment agreement dated March 1, 2007. Pursuant to this agreement, Ms. McGalla was employed as President and Chief Merchandising Officer of the Company through January 31, 2009. During June 2008, Ms. McGalla advised the Company that she would not be renewing her employment agreement. On August 27, 2008, the Company entered into a Separation Agreement and Release (the ‘‘McGalla Separation Agreement”) with Ms. McGalla related to her separation from employment with the Company. Pursuant to the McGalla Separation Agreement, in exchange for a twenty-four month non-solicitation arrangement and a general release of any claims against the Company, Ms. McGalla shall receive:

•	her base salary earned through the termination of her employment with the Company effective on Saturday, January 31, 2009 (the “McGalla Separation Date”);

•	the amount of any annual cash bonus she would have earned if the Company had achieved its Fiscal 2008 performance goals;

•	70,489 shares of previously granted restricted stock if the Company achieved its Fiscal 2008 performance goals;

•	the value of her account under the Company LTICP, including the amount, if any, earned if the Company achieved its 2008 performance goals; Ms. McGalla’s LTICP account will be paid out in three payments, the first third to be paid six months after the McGalla Separation Date and the remaining two thirds in two payments when payouts under the LTICP are made in Fiscal 2010 and Fiscal 2011, subject in each case to her continuous compliance with her obligations under the McGalla Separation Agreement; and

•	thirty days from the McGalla Separation Date to exercise previously granted stock options for 330,000 shares and one year from the McGalla Separation Date to exercise the vested portion of her 2007 stock option award for 77,385 shares.

Prior to January 2009, Ms. Savitt was employed pursuant to an employment letter dated January 3, 2006. On January 20, 2009, the Company entered into a Separation Agreement and Release (the “Savitt Separation Agreement”) with Ms. Savitt related to her separation from employment with the Company. Pursuant to the Savitt Separation Agreement, in exchange for a general release of any claims against the Company, Ms. Savitt shall receive the following:

•	her base salary earned through the termination of her employment with the Company effective on January 30, 2009 (the “Savitt Separation Date”);

•	a lump-sum severance pay in the amount of $1,012,500 less all legally required payroll and withholding taxes;

•	the value of her account under the Company’s LTICP; Ms. Savitt’s LTICP account will be paid out in three payments, the first third to be paid six months after the Savitt Separation Date and the remaining two thirds in two payments when payouts under the LTICP are made in Fiscal 2010 and Fiscal 2011, subject in each case to her continuous compliance with her obligations under the Savitt Separation Agreement;

•	thirty days from the Savitt Separation Date to exercise previously granted vested stock options.

For Mr. O’Donnell, Ms. Nealz and Ms. Hilson, the following tables set forth the expected benefit to be received by each of the respective NEO’s in the event of his or her termination resulting from various scenarios, assuming a termination date of January 31, 2009 and a stock price of $9.01, our closing stock price on January 30, 2009. The tables do not include the payment of the aggregate balance of the NEO’s nonqualified deferred compensation that is disclosed in the Nonqualified Deferred Compensation table above.

James V. O’Donnell

	Death or	Voluntary	Termination	Termination	Change in
	Disability	Retirement	w/out Cause	for Cause	Control

Cash Payments
Base/Retirement (1)	$2,484,000	$2,484,000	$3,959,000	$—	$—
Bonus (2)	—	—	—	—	1,843,750
LTICP (3)	1,673,364	1,673,364	1,673,364	1,673,364	1,673,364
Stock Option Vesting Acceleration (4)	—	—	—	—	—
Stock Award Vesting Acceleration (5)	—	—	—	—	—

Total	$4,157,364	$4,157,364	$5,632,364	$1,673,364	$3,517,114

(1)	Pursuant to Mr. O’Donnell’s employment agreement, amount represents a retirement benefit equal to Mr. O’Donnell’s total cash compensation (base salary plus annual incentive bonus) for the highest compensated fiscal year of the prior six fiscal years with certain limitations. Additionally, in the event of a termination without cause, amount includes severance in an amount equal to one year of Mr. O’Donnell’s base salary.

(2)	Pursuant to Mr. O’Donnell’s employment agreement, in the event of a termination without cause, the Company is obligated to pay the annual incentive bonus to the extent the performance goals were met. In all other cases, except for a change in control, amount assumes that the Compensation Committee paid the annual incentive bonus to the extent the performance goals were met. In the case of a change in control, amount assumes that the Compensation Committee paid the annual incentive bonus based on the target amount.

(3)	Pursuant to Mr. O’Donnell’s employment agreement, in the event of a termination without cause, the Company is obligated to pay the LTICP account balance. In all other cases, amount assumes that the Compensation Committee paid the LTICP account balance, including the losses during Fiscal 2008 of $(299,624).

(4)	Based upon the stock price as of January 30, 2009, the value of Mr. O’Donnell’s unvested portions of stock option awards that are outstanding is zero.

(5)	Pursuant to Mr. O’Donnell’s employment agreement, in the event of a termination without cause, the Company is obligated to vest any restricted stock awards outstanding to the extent the performance goals were met. In all other cases, amount assumes that the Compensation Committee vested the outstanding restricted stock awards to the extent the performance goals were met.

LeAnn Nealz

		Resignation for
	Death or	Good	Termination	Termination	Change in
	Disability	Reason	w/out Cause	for Cause	Control

Cash Payments
Base (1)	$—	$750,000	$750,000	$—	$—
Bonus (2)	—	—	—	—	562,500
LTICP (3)	724,967	—	724,967	—	724,967
Stock Option Vesting Acceleration (4)	—	—	—	—	—
Stock Award Vesting Acceleration (5)	—	—	—	—	—

Total	$724,967	$750,000	$1,474,967	$—	$1,287,467

(1)	Pursuant to Ms. Nealz’s employment letter, amount represents one year of base salary.

(2)	In the event of a change in control, amount assumes that the Compensation Committee paid the annual incentive bonus at target.

(3)	In the event of Ms. Nealz’s death or disability, amount represents the balance in her LTICP account. In the event of a termination without cause or change in control, amount assumes that the Compensation Committee paid the LTICP account balance, including the loss during Fiscal 2008 of $(130,462).

(4)	Based upon the stock price as of January 30, 2009, the value of Ms. Nealz’s unvested portions of stock option awards that are outstanding is zero.

(5)	Amount assumes that the Compensation Committee vested the outstanding restricted stock awards to the extent the performance goals were met.

Joan Holstein Hilson

		Resignation for
	Death or	Good	Termination	Termination	Change in
	Disability	Reason	w/out Cause	for Cause	Control

Cash Payments
Base (1)	$—	$510,000	$510,000	$—	$—
Bonus (2)	—	—	—	—	306,000
LTICP (3)	255,043	—	255,043	—	255,043
Stock Option Vesting Acceleration (4)	—	—	—	—	—
Stock Award Vesting Acceleration (5)	—	—	—	—	—

Total	$255,043	$510,000	$765,043	$—	$561,043

(1)	Pursuant to Ms. Hilson’s employment letter, amount represents one year of base salary.

(2)	In the event of a change in control, amount assumes that the Compensation Committee paid the annual incentive bonus at target.

(3)	In the event of Ms. Hilson’s death or disability, amount represents the balance in her LTICP account. In the event of a termination without cause or change in control, amount assumes that the Compensation Committee paid the LTICP account balance, including the loss during Fiscal 2008 of $(45,685).

(4)	Based upon the stock price as of January 30, 2009, the value of Ms. Hilson’s unvested portions of stock option awards that are outstanding is zero.

(5)	Amount assumes that the Compensation Committee vested the outstanding restricted stock awards to the extent the performance goals were met.

For Ms. McGalla and Ms. Savitt, the following tables set forth the expected benefit to be received pursuant to each of their separation agreements based on their termination dates of January 31, 2009 and January 30, 2009, respectively. The tables do not include the payment of the aggregate balance of the NEO’s nonqualified deferred compensation that is disclosed in the Nonqualified Deferred Compensation table above.

Susan P. McGalla

Resignation for
	Death or	Good	Termination	Termination	Change in
	Disability	Reason	w/out Cause	for Cause	Control

Cash Payments
Base	$—	$—	$—	$—	$—
Bonus (1)	—	—	—	—	—
LTICP (2)	1,123,970	—	1,123,970	—	1,123,970
Stock Option Vesting Acceleration	—	—	—	—	—
Stock Award Vesting Acceleration (3)	—	—	—	—	—

Total	$1,123,970	$—	$1,123,970	$—	$1,123,970

(1)	Amount assumes that the Compensation Committee paid the annual incentive bonus to the extent the performance goals were met.

(2)	Pursuant to Ms. McGalla’s separation agreement, amount represents Ms. McGalla’s balance in her LTICP account, including the loss during Fiscal 2008 of $(201,616).

(3)	Pursuant to Ms. McGalla’s separation agreement, amount represents the vesting of outstanding restricted stock awards to the extent the performance goals were met.

Kathy J. Savitt

		Resignation for
	Death or	Good	Termination	Termination	Change in
	Disability	Reason	w/out Cause	for Cause	Control

Cash Payments
Base (1)	$675,000	$675,000	$675,000	$—	$675,000
Bonus (2)	337,500	337,500	337,500	—	337,500
LTICP (3)	509,038	509,038	509,038	—	509,038
Stock Option Vesting Acceleration	—	—	—	—	—
Stock Award Vesting Acceleration	—	—	—	—	—

Total	$1,521,538	$1,521,538	$1,521,538	$—	$1,521,538

(1)	Pursuant to Ms. Savitt’s separation agreement, amount represents one year of base salary.

(2)	Pursuant to Ms. Savitt’s separation agreement, amount represents a bonus equal to six months salary.

(3)	Pursuant to Ms. Savitt’s separation agreement, amount represents the balance in her LTICP account, including the loss during Fiscal 2008 of $(86,356).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have a Related Party Transaction Policy (the “Policy”) to allow the Company to identify, document and properly disclose related party transactions. The Policy applies to all associates who have authority to enter into commitments on behalf of the Company. Per the Policy, a related party transaction is any transaction to which the Company or any of its subsidiaries is a participant and in which a related party has a direct or indirect material interest. Examples of transactions include, without limitation, those for the purchase or sale of goods, the provision of services, the rental of property, or the licensing of intellectual property rights. Additionally, if an associate or a member of an associate’s immediate family is a supplier of goods or services or owns or is employed by a business that supplies the Company, or if a member of an associate’s immediate family is employed by the Company, it is a related party transaction. All related party transactions must be approved in advance by the Audit Committee if they involve a significant stockholder, Director or executive officer. All other related party transactions must be disclosed in writing to, and approved in advance by, the Company’s General Counsel and either the Chief Financial Officer or Chief Accounting Officer. Each quarter, the Company’s Directors and associates who have authority to enter into commitments on behalf of the Company are required to provide a certification regarding the existence of any related party transactions that they have knowledge of and which have not been fully and accurately disclosed in the Company’s filings with the Securities and Exchange Commission.

During Fiscal 2004, we entered into an employment agreement with Charles Chupein, son-in-law of James V. O’Donnell. Mr. Chupein’s employment as Vice President and Chief Operating Officer of MARTIN + OSA began on February 14, 2005. During Fiscal 2008, Mr. Chupein received an annual salary of $320,000. He was granted 14,351 stock options with an exercise price of $21.28 on March 5, 2008. For Fiscal 2009, Mr. Chupein will receive an annual salary of $331,200. Additionally, he will be eligible to receive an annual cash bonus of $132,480 and a long-term incentive award of 6,832 restricted stock units with the amounts realized contingent on performance goals. Mr. Chupein was also granted 15,528 shares of time based restricted stock units which vest over three years in equal annual increments but may fully vest in one year if certain performance goals for Fiscal 2009 are met. Mr. Chupein also participates in various compensation and employee benefits plans or arrangements on the same basis as other employees in comparable positions.

PROPOSAL TWO: APPROVAL OF AMENDMENTS TO
THE AMERICAN EAGLE OUTFITTERS, INC. 2005 STOCK AWARD AND INCENTIVE PLAN

The Board of Directors has unanimously approved an amendment and restatement of the American Eagle Outfitters, Inc. 2005 Stock Award and Incentive Plan (the “2005 Plan”), subject to approval of the amendment by the stockholders, to increase the number of shares of stock available for issuance under the 2005 Plan, to make certain other changes to the 2005 Plan, and to seek approval of the material terms of the amended and restated 2005 Plan.

As of January 31, 2009, there were stock options outstanding under the 2005 Plan and the Company’s 1994 and 1999 Stock Option Plans (the “Prior Plans”) with respect to 14,496,734 shares with a weighted average exercise price of $15.25 and a weighted average remaining term of 4.1 years and there were 798,812 restricted shares outstanding. At January 31, 2009, there were 9,610,963 shares available for issuance under the 2005 Plan. During the period since January 31, 2009, there were 5,641,727 shares granted under awards under the 2005 Plan leaving an available balance of 3,969,236 shares available for issuance. The Board believes the adoption of the amendments to the 2005 Plan are necessary because the number of shares currently available are insufficient for future awards.

Proposed 2005 Plan Amendments

At the Annual Meeting, there will be submitted to stockholders a proposal to approve the amendment and restatement of the 2005 Plan to provide that as of the effective date of the amendment and restatement of the 2005 Plan, 31,850,000 shares will be available for issuance under the 2005 Plan, reduced by grants made under the 2005 Plan after January 31, 2009 as described below under “Stock Subject to 2005 Plan” (an increase of 22,239,037 shares from the 9,610,963 shares available as of January 31, 2009) and to make certain other amendments to the plan, including the following amendments:

•	to provide for a “fungible pool” method of accounting for awards;

•	to increase the per-person award limitations;

•	to provide for the automatic exercise of “in-the-money” stock options and SARs on the last day of the term;

•	to provide for modifications to the performance award business criteria in establishing performance goals;

•	to modify the change in control provisions;

•	to provide for clawback provisions for certain activity of participants, including misconduct that causes the restatement of financial statements; and

•	to extend vesting periods of non-performance based awards upon retirement.

We believe it is in the best interest of the Company and its stockholders to continue offering a long-term incentive program to our management-level employees. Proxies solicited on behalf of the Board of Directors will be voted FOR this proposal unless stockholders specify a contrary choice.

Summary of the 2005 Plan

This summary is qualified in its entirety by reference to the full text of the 2005 Plan as amended and restated which is attached to this Proxy Statement as Appendix A.

Purpose

The purpose of the 2005 Plan is to aid the Company in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders.

Eligibility

Awards may be granted under the 2005 Plan only to an employee of the Company or any subsidiary or affiliate, including any executive officer, to any non-employee director of the Company or a subsidiary or affiliate, and to any person who has been offered employment by the Company or a subsidiary or affiliate, as selected by the Compensation Committee. The estimated number of participants is 400 persons. The actual number of employees who will ultimately receive Awards under the 2005 Plan cannot be determined because eligibility for participation in the Plan is at the discretion of the Committee.

Permissible Awards

The 2005 Plan authorizes the granting of awards in any of the following forms:

•	options to purchase shares of stock;

•	restricted or unrestricted shares of stock, or restricted stock units;

•	stock appreciation rights (“SARs”);

•	other stock-based awards; and

•	performance awards payable in cash or stock, including annual incentive awards.

Stock Subject to 2005 Plan

As described above, a total of 31,850,000 shares of stock shall be authorized for grant under the Plan less one share of stock for every one share of stock that was subject to an option or SAR granted after January 31, 2009 under the 2005 Plan and 1.85 shares for every one share that was subject to an award other than an option or SAR granted after January 31, 2009 under the 2005 Plan. Any shares that are subject to options or SARs granted under the 2005 Plan shall be counted against this limit as one share for every one share granted, and any shares that are subject to awards other than options or SARs shall be counted against this limit as 1.85 shares for every one share granted. Shares of stock represented by awards that have been forfeited expired or settled in cash after January 31, 2009 under the 2005 Plan or the Prior Plans shall again be available for awards under the Plan to the extent of such forfeiture, expiration or cash settlement. The following shares shall not again be available for grants under the Plan: shares tendered or withheld by the Company in payment of the exercise price of a stock option under the 2005 Plan or the Prior Plans; shares tendered or withheld by the Company to satisfy tax withholding; the shares not issued upon exercise of SARs under the 2005 Plan or the Prior Plans; and shares reacquired by the Company using the proceeds from the exercise of options under the 2005 Plan or the Prior Plans.

Shares issued under the 2005 Plan through the assumption or substitution of outstanding awards granted by a company acquired by the Company or a subsidiary or affiliate (“Substitute Awards”) will not reduce the maximum number of shares available for grants under the 2005 Plan. In addition, available shares under a stockholder approved plan of a company acquired by the Company or a subsidiary (adjusted to reflect the transaction) may be used for awards under the 2005 Plan and will not reduce the number of shares available under the 2005 Plan.

Limitations on Awards to Any Employee

Additionally, with respect to grants to any employee during a calendar year, no more than six million shares may be granted with respect to each of options and SARs and no more than four million shares may be granted with respect to each of restricted shares of stock and restricted stock units plus in each case any unused carryover limit from the prior calendar year. In addition, the maximum aggregate amount that can be earned in any calendar year by an employee under stock-based performance awards is four million shares and an amount equal to $5,000,000 under each type of cash-based performance award, in each case plus any unused carryover limit from the prior calendar year.

Administration

The 2005 Plan is administered by the Compensation Committee (the “Committee”), subject to its right to create subcommittees or delegate authority as required or permitted by law. The Committee has the sole authority to designate participants and determine the type, terms and conditions of awards to be granted, except that the Board of Directors will perform the functions of the Committee for granting awards to non-employee directors.

Stock Options

The Committee is authorized to grant incentive stock options or non-qualified stock options under the 2005 Plan. The exercise price of an option granted under the 2005 Plan may not be less than the fair market value of the underlying stock on the date of grant (other than for Substitute Awards) and the exercise period shall not exceed ten (10) years.

Stock Appreciation Rights (SARs)

The Committee may grant SARs under the 2005 Plan; a SAR may be free-standing or tandem in combination with another award. A SAR award permits the participant to receive the appreciation, if any, of the fair market value of a share of common stock on the date of exercise over the fair market value of such a share on the date of grant. In no event may the grant price of a SAR be less than the fair market value of the underlying stock on the date of grant (other than for Substitute Awards). Payment of any appreciation will be paid in cash, common stock or a combination of cash and stock as the Committee directs. The exercise period with respect to any SAR shall not exceed ten (10) years.

Restricted Stock Awards and Restricted Stock Units

The Committee may make awards of restricted stock or restricted stock units (which may consist of a combination of stock and other awards) to participants, subject to such restrictions on transferability and other restrictions as the Committee may deem appropriate. Except as set forth in certain forfeiture provisions, restricted stock and restricted stock units will vest over a minimum period of three years, unless the grant or vesting is based on the achievement of one or more performance conditions, in which case, the restricted stock and restricted stock units will vest over a minimum period of one year.

Other Stock-Based Awards

The Committee may make awards that may be denominated or payable in stock or factors that may influence the value of stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into stock, purchase rights for stock, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and awards valued by reference to the book value of stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units of the Company.

Performance Awards, Including Annual Incentive Awards

The Committee may grant performance awards that are payable in cash, or restricted or unrestricted shares of stock. Subject to the specific limitations discussed above under “Limitations on Awards to Any Employee,” the Committee has the complete discretion to determine the number of performance awards granted to any participant and to set performance goals and other terms or conditions to payment of the performance awards. The extent to which these performance goals are met determines the amount of cash or stock that can be received by a participant.

The Committee may grant an annual incentive award to an employee who is designated by the Committee as likely to be a “covered employee” under Section 162(m); i.e., an employee who at the end of the year is the Company’s chief executive officer or one of its three other most highly compensated officers other than the Company’s chief financial officer. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in the 2005 Plan.

Performance Goals

If the Committee determines that a performance award granted to an employee for whom the Company’s tax deductions would likely to be subject to the deduction limitations of Section 162(m) as discussed under “Section 162(m) Deduction Limitations” below, the Committee may establish objectively determinable performance goals for awards during specified performance periods based on one or more of the business criteria listed in Section 7(b)(ii) of the 2005 Plan. The goals may be particular to an officer or may be based, in whole or part, on the performance of the division, department, line of business, subsidiary or other business unit in which the officer works, or on the performance of the Company generally. The Committee must establish such goals prior to the beginning of the period to which such performance goals relate (or such later date as may be permitted under applicable tax regulations). Any payment of an award granted with performance goals is conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Limitations on Transfer; Beneficiaries

No award is assignable or transferable by a participant other than by will or the laws of descent and distribution. However, the Committee may (but need not) permit other transfers (other than for incentive stock options or SARs in tandem with incentive stock options) where it concludes that such transferability is appropriate and desirable, taking into account applicable securities laws. In no event may a transfer for value or consideration be made without the prior approval of the Company’s stockholders. A participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Change in Control

Except as otherwise provided in an award document or in another written agreement, plan or policy with respect to a Participant, upon both a “change in control” (as defined in the 2005 Plan) and a “qualifying termination” (an involuntary termination without “cause” or a voluntary termination with “good cause”, as defined in the 2005 Plan), the vesting of all outstanding non-performance based awards will be accelerated. Except as otherwise provided in an award document or in another written agreement, plan or policy with respect to a Participant, on the date of a change in control performance based awards will be converted into restricted stock based on performance to the change in control date or the target level value, depending on the portion of the performance period completed prior to the change in control, and upon a qualifying termination the vesting of the performance based awards will be accelerated. If an acquiring entity does not assume the awards the vesting of all outstanding awards will be accelerated on the change in control date and performance based awards will be paid, either pro rata or based on the target level value, depending on the portion of the performance period completed prior to the change in control.

Adjustments

In the event of a merger, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure affecting our common stock, the Committee shall make adjustments in the aggregate number and kind of shares reserved for issuance under the 2005 Plan, in the maximum number of shares that may be granted in any calendar year to any employee, in the number, kind and exercise price of shares subject to outstanding awards, and such other adjustments as it may determine to be appropriate to ensure that participants are treated equitably and there is no dilution or enlargement of rights. No adjustments will be made that would cause any award to a covered employee to not comply with Section 162(m).

No Repricing

No option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the grant price of such stock appreciation right, as applicable, below the option price or grant price as of the date the option or stock appreciation right is granted, without the prior approval of the Company’s stockholders. In addition, without the prior approval of the Company’s stockholders, no option or stock appreciation right may be cancelled or surrendered for another award or cash nor may any option or stock appreciation rights may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or grant price.

Dividends and Dividend Equivalents on Certain Awards

The Committee may grants dividend equivalents on a free-standing basis or in connection with other awards, except for options and SARs. Dividends and dividend equivalents with respect to restricted stock, restricted stock units and other stock-based awards that vest based on the achievement of performance goals and dividend equivalents on performance awards will be subject to the same restrictions and risk of forfeiture as the shares subject to the applicable award with respect to which the dividends and dividend equivalents are distributed or payable.

Additional Award Forfeiture Provisions

Each Award granted under the 2005 Plan, other than Awards granted to non-employee directors, may be subject to additional forfeiture conditions, if certain events occur, including but not limited to, (i) the Participant acts in competition with the Company; (ii) the Participant discloses confidential or proprietary information; (iii) the Participant fails to cooperate with the Company in regards to a legal suit; or (iv) the Participant engages in misconduct that causes the need for restatement of financial statements.

Termination and Amendment

Our Board of Directors may terminate or amend the 2005 Plan at any time without stockholder approval, but only to the extent that stockholder approval is not required by applicable law or regulation. Stockholder approval is required with respect to any amendment to increase any of the award limitations set forth in the 2005 Plan, extend the term of the 2005 Plan, materially change the eligibility provisions, change the provisions governing the minimum exercise price for options and the grant price of SARs, or any other provisions of the 2005 Plan that expressly requires stockholder approval.

The Committee may amend or terminate outstanding awards. However, such amendments may require the consent of the participant. Unless approved by our stockholders or otherwise permitted by the antidilution provisions of the 2005 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Awards to Named Executive Officers and Others

Future awards under the 2005 Plan will be made at the discretion of the Compensation Committee. Consequently, we cannot determine with respect to any particular person or group the awards that will be made in the future pursuant to the 2005 Plan or their benefits or amounts. During Fiscal 2008, the following amounts were awarded under the Preexisting Plans:

				Long-Term Incentive
	Annual Incentive	Option Awards	Stock Awards	Compensation Plan
	Bonus $	(#)	(#)	Bonus $

Executive Officers as a Group	—	932,079	14,993	—
Non-Employee Directors as a Group	—	—	45,769	—
Employees, excluding Executive Officers, as a Group	—	2,582,574	—	—

For information on awards earned by certain executive officers under the Preexisting Plans during Fiscal 2008 see “Executive Officer Compensation.”

Stock Price

The closing market price of a share reported on the New York Stock Exchange on April 27, 2009 was $15.17 per share.

U.S. Federal Income Tax Consequences

The following is a general description of the federal income tax consequences to the participant and the Company with regard to awards granted under the 2005 Plan under present law. This discussion does not purport to discuss all tax consequences related to awards under the 2005 Plan.

Nonqualified Stock Options

There will typically be no federal income tax consequences to the optionee or to us upon the grant of a nonqualified stock option under the 2005 Plan. When the optionee exercises a nonqualified option, however, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the exercise price, and we will be allowed a corresponding deduction, subject to any applicable limitations under Section 162(m). The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options

There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Restricted Stock and Restricted Stock Units

Unless a participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock or restricted stock unit award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). If the participant files an election under Section 83(b) of the Internal Revenue Code (“Section 83(b)”) within 30 days of the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Performance Awards

A participant generally will not recognize income, and we will not be allowed a tax deduction, at the time performance awards are granted, so long as the awards are subject to a substantial risk of forfeiture. When the participant receives or has the right to receive payment of cash or shares under the performance award, the cash amount or the fair market value of the shares of stock will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).

Stock Appreciation Rights (SARs)

There will typically be no federal income tax consequences to the participant or to us upon the grant of a SAR under the 2005 Plan. When the participant exercises a SAR, he or she will realize ordinary income in an amount equal to the excess of the fair market value of the common stock received at the time of exercise over the fair market value of a share of common stock on date of grant, and we will be allowed a corresponding deduction, subject to any applicable limitations under Section 162(m).

Section 409A Compliance

Section 409A provides that covered amounts deferred under a non-qualified deferred compensation plan are includable in the participant’s gross income to the extent not subject to a substantial risk of forfeiture and not previously included in income, unless certain requirements are met, including limitations on the timing of deferral elections and events that may trigger the distribution of deferred amounts.

Based on final regulations and other guidance issued under Section 409A, the awards under the 2005 Plan could be affected. In general, if an award either (1) meets the requirements imposed by Section 409A or (2) qualifies for an exception from coverage under Section 409A, the tax consequences described above will continue to apply. If an award is subject to Section 409A and it does not comply with the requirements of Section 409A, then amounts deferred in the current year and in previous years will become subject to immediate taxation to the participant, and the participant will be required to pay (1) a penalty equal to interest at the underpayment rate plus 1% on the tax that should have been paid on the amount of the original deferral and any related earnings and (2) in addition to any regular tax, an additional tax equal to 20% of the original deferral and any earnings credited on the deferral.

Section 162(m) Deduction Qualifications

Section 162(m) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the chief executive officer or any of its three other most highly compensated executive officers other than the chief financial officer serving on the last day of the fiscal year. “Performance based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. The Committee intends to structure awards under the 2005 Plan to be deductible under Section 162(m) unless the Committee determines that compliance with Section 162(m)’s performance-based rules is not desirable.

Shareholder approval of the material terms of the 2005 Plan will permit qualification of incentive awards for full tax deductibility under Section 162(m). For purposes of Section 162(m), the material terms include (1) the employees eligible to receive compensation under the 2005 Plan, (2) a description of the business criteria on which the performance goals are based, and (3) the maximum amount of compensation that can be paid to a participant under the performance goal. Approval of the 2005 Plan will be deemed to include approval of the material terms of the 2005 Plan, including the general business criteria upon which performance objectives for Performance Awards are based. The key aspects of the 2005 Plan are discussed above.

We do not intend the preceding discussion to be a complete explanation of all of the income tax consequences of participating in the 2005 Plan. Participants in the 2005 Plan should consult their own personal tax advisor to determine the particular tax consequences of the 2005 Plan to them, including the application and effect of foreign, state and local taxes, and any changes in the federal tax laws from the date of this proxy statement.

Equity Compensation Plan Table

The following table sets forth additional information as of the end of Fiscal 2008, about shares of our common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements, divided between plans approved by our stockholders and plans or arrangements not submitted to the Company’s stockholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

	Column (a)	Column (b)	Column (c)
Number of Securities
Remaining Available
	Number of Securities	Weighted-Average	for Issuance Under
	to be Issued Upon	Exercise Price of	Equity Compensation
	Exercise of Outstanding	Outstanding Options,	Plans (Excluding
	Options,	Warrants and	Securities Reflected
	Warrants and Rights (1)	Rights (1)	in Column (a)) (1)(2)

Equity compensation plans approved by stockholders	14,496,734	$15.25	9,610,963
Equity compensation plans not approved by stockholders	—	—	—

Total	14,496,734	$15.25	9,610,963

(1)	Of the 9.6 million securities remaining available for issuance under equity compensation plans, 5.5 million are available for stock options, stock appreciation rights, dividend equivalents, performance awards or other non-full value stock awards, and 4.1 million are available for restricted stock awards, restricted stock units or other full value stock awards.

(2)	Equity compensation plans approved by stockholders are the 1994 Stock Option Plan, the 1999 Stock Incentive Plan and the 2005 Stock Award and Incentive Plan.

Required Vote

Approval of the Amendment and Restatement of the 2005 Plan requires the affirmative vote of a majority of the shares represented and voting, in person or by proxy, at the Annual Meeting.

The Board of Directors recommends that the stockholders vote “FOR” the adoption of the Amendment and Restatement of the 2005 Stock Award and Incentive Plan.

PROPOSAL THREE: RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2010. In the event the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider its appointment. In addition, even if the stockholders ratify the appointment of Ernst & Young LLP, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interest of the Company.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if such representatives so desire.

The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 30, 2010.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report for the year ended January 31, 2009 with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent registered public accounting firm, its independence from management and the Company, including the matters in the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence and considered the compatibility of nonaudit services with the firm’s independence.

The Audit Committee discussed with the Company’s internal auditors and its independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee also carried out the additional responsibilities and duties as outlined in its charter.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended January 31, 2009 for filing with the Securities and Exchange Commission.

J. Thomas Presby, Audit Committee Chair
Michael G. Jesselson, Audit Committee Member
Cary D. McMillan, Audit Committee Member
Janice E. Page, Audit Committee Member
Gerald E. Wedren, Audit Committee Member

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND SERVICES

During Fiscal 2008, Ernst & Young LLP served as our independent registered public accounting firm and in that capacity rendered an unqualified opinion on our consolidated financial statements as of and for the year ended January 31, 2009.

The following table sets forth the aggregate fees billed to us by our independent registered public accounting firm in each of the last two fiscal years:

	Fiscal	Fiscal
Description of Fees	2008	2007

Audit Fees	$1,106,160	$1,020,955
Audit-Related Fees	1,995	95,500
Tax Fees	93,730	262,000
All Other Fees	—	—

Total Fees	$1,201,885	$1,378,455

“Audit Fees” include fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including the audit of our internal control over financial reporting, and the review of our interim consolidated financial statements included in quarterly reports as well as fees for services that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, consents, assistance with the review of registration statements filed with the SEC and consultation regarding financial accounting and/or reporting standards. “Audit-Related Fees” include fees billed for certain agreed upon procedures, accounting consultations and accounting research software. “Tax Fees” primarily include fees billed related to federal and state consulting.

The Audit Committee has adopted a policy that requires pre-approval of all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm, subject to the de minimus exceptions for non-audit services as described in SEC Exchange Act Section 10A(i)(1)(B) which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate the authority to grant pre-approvals of audit and permitted non-audit services to subcommittees consisting of one or more members when it deems appropriate, provided that decisions of such subcommittee shall be presented to the full Audit Committee at its next scheduled meeting.

OTHER MATTERS

The only business which the management intends to present at the meeting consists of the matters set forth in this statement. The management knows of no other matters to be brought before the meeting by any other person or group. If any other matter should properly come before the meeting, the proxy enclosed confers upon the persons designated herein authority to vote thereon in their discretion.

HOUSEHOLDING

In order to reduce expenses, we are taking advantage of certain SEC rules, commonly known as “householding,” that permit us to deliver, in certain cases, only one Notice, Annual Report or Proxy Statement, as applicable, to multiple stockholders sharing the same address, unless we have received contrary instructions from one or more of the stockholders. If you received a householded mailing this year and would like to have additional copies of the Notice, Annual Report, Proxy Statement or other proxy materials sent to you, please submit your request directed to the Corporate Secretary of the Company, at 77 Hot Metal Street, Pittsburgh, Pennsylvania 15203, (412) 432-3300. If you hold your stock in street name, you may revoke your consent to householding at any time by notifying your broker.

If you are currently a stockholder sharing an address with another Company stockholder and wish to have your future proxy statements and annual reports householded, please contact the Corporate Secretary of the Company at the above address or telephone number.

ADDITIONAL INFORMATION

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Fiscal 2008 Form 10-K as filed with the SEC, including the financial statements and schedules thereto. In addition, such report is available, free of charge, through the investor relations section of our Internet website at www.ae.com under the links “Investment Information, Annual Reports.” A request for a copy of such report should be directed to Judy Meehan, Vice President of Investor Relations of the Company, at 77 Hot Metal Street, Pittsburgh, Pennsylvania 15203, (412) 432-3300.

Appendix A

AMERICAN EAGLE OUTFITTERS, INC.

2005 STOCK AWARD AND INCENTIVE PLAN
(Amended and Restated Effective June 16, 2009)

AMERICAN EAGLE OUTFITTERS, INC.

2005 STOCK AWARD AND INCENTIVE PLAN
(Amended and Restated Effective June 16, 2009)

1. Purpose. The purpose of this 2005 Stock Award and Incentive Plan, as amended and restated (the “Plan”) is to aid American Eagle Outfitters, Inc., a Delaware corporation (together with its successors and assigns, the “Company”), in attracting, retaining, motivating and rewarding employees and non-employee directors of the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a) “Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b) “Annual Limit” shall have the meaning specified in Section 5(b).

(c) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

(d) “Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written and duly filed beneficiary designation to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall have the meaning defined in an Award document or any employment agreement or severance agreement, plan or policy with respect to the Participant and the Company or a subsidiary or affiliate then in effect or, if not defined in an Award document and no such agreement, plan or policy is then in effect, “Cause” shall mean (i) the Participant’s willful and continued failure substantially to perform the duties of his or her position after notice and opportunity to cure; (ii) any willful act or omission by the Participant constituting dishonesty, fraud or other malfeasance, which in any such case is demonstrably injurious to the financial condition or business reputation of the Company or any of its subsidiaries or affiliates; (iii) an act that constitutes misconduct resulting in a restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement within the meaning of Section 304 of The Sarbanes-Oxley Act of 2002; or (iv) a plea of guilty or no contest or a felony conviction in a court of law under the laws of the United States or any state thereof or any other jurisdiction in which the Company or a subsidiary or affiliate conducts business which materially impairs the value of the Participant’s Service to the Company or any of its subsidiaries or affiliates; provided, however, that for purposes of this definition, no act or failure to act shall be deemed “willful” unless effected by the Participant not in good faith and without a reasonable belief that such action or failure to act was in or not opposed to the Company’s best interests, and no act or failure to act shall be deemed “willful” if it results from any incapacity of the Participant due to physical or mental illness.

(g) “Change in Control” and related terms have the meanings specified in Section 9.

(h) “Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation thereunder shall include any successor provisions and regulations, and reference to regulations includes any applicable guidance or pronouncement of the Department of the Treasury and Internal Revenue Service.

(i) “Committee” means the Compensation Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to the listing requirements of the New York Stock Exchange or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted (the “Listing Requirements”), and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder except to the extent limited under the Listing Requirements, in which case as used in this Plan the term “Committee” shall refer to the Board.

(j) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 11(j).

(k) “Disability” means a permanent and total disability within the meaning of Code section 409A(2)(C), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

(l) “Dividend Equivalent” means a right, granted under this Plan, to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents shall not be permitted on Options and SARs. An adjustment referenced in Section 11 (c) shall not be considered a “Dividend Equivalent.”

(m) “Effective Date” means the effective date specified in Section 11(p).

(n) “Eligible Person” has the meaning specified in Section 5.

(o) “Employee” means any person treated as an employee (including an officer of the Company or member of the Board who also is treated as an employee) in the records of the Company or any affiliate, and with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Code Section 422; provided, however, that neither Service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant, or such other person not on the payroll of the Company or an affiliate. The Company will determine in good faith and in its sole discretion whether a person has become or ceased to be an Employee, and the effective dates of such person’s employment and termination of employment.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

(q) “Fair Market Value” means the fair market value of Stock, Awards or other property as determined in good faith by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the closing sale price per share of Stock reported on a consolidated basis for securities listed on the principal stock exchange or market on which Stock is traded on the day as of which such value is being determined or, if there is no sale on that day, then on the last previous day on which a sale was reported. Fair Market Value relating to the exercise price or base price of any Non-409A Option or SAR shall conform to requirements so as to exempt them from Code Section 409A.

(r) “409A Awards” means Awards that constitute a deferral of compensation under Code Section 409A and regulations thereunder. “Non-409A Awards” means Awards other than 409A Awards. Although the Committee retains authority under the Plan to grant Options, SARs and Restricted Stock on terms that will qualify those Awards as 409A Awards, Options, SARs, and Restricted Stock are intended to be Non-409A Awards unless otherwise expressly specified by the Committee.

(s) “Full-Value Award” means Awards relating to Stock where the value of such Award includes the intrinsic value of the Stock on the date of grant, which generally is Awards other than Options or SARs. References to a “Full-Value Award” under a Preexisting Plan mean an award of a type that would be a Full-Value Award if granted under the Plan.

(t) “Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 and qualifying thereunder.

(u) “Option” means a right, granted under this Plan, to purchase Stock.

(v) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

(w) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(x) “Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments.

(y) “Preexisting Plans” means each of the following Company plans: the 1994 Stock Option Plan, as amended, the 1999 Stock Incentive Plan, as amended, and the 2005 Stock Award and Incentive Plan, prior to this amendment and restatement.

(z) “Restricted Stock” means Stock granted under this Plan which is subject to certain restrictions and to a risk of forfeiture.

(aa) “Restricted Stock Unit” or “RSU” means a right, granted under this Plan, to receive Stock or other Awards or a combination thereof at the end of a specified deferral period.

(bb) “Retirement” means, in the case of an Employee, a termination of Service (other than by death, Disability or for Cause) at or after his or her having achieved a combination of years of age and years of employment by the Company or any affiliate which equal or exceed 70 years, or such other combination of age and years of Service as may be fixed from time to time by the Committee. With respect to a non-employee director, “Retirement” means termination of Service on the Board with the consent of the remaining Directors.

(cc) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(dd) “Service” means a Participant’s work with the Company or an affiliate, either as an Employee or as a non-Employee director. For purposes of determining payment of a 409A Award, a Participant will be considered to have terminated or separated from Service in accordance with Code Section 409A and the guidance promulgated thereunder.

(ee) “Stock” means the Company’s Common Stock, par value $0.01 per share, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 11(c).

(ff) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 11(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors.

(b) Manner of Exercise of Committee Authority. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may act through subcommittees, including for purposes of perfecting exemptions under Rule 16b-3 or qualifying Awards under Code Section 162(m) as performance-based compensation, in which case the subcommittee shall be subject to and have authority under the charter applicable to the Committee, and the acts of the subcommittee shall be deemed to be acts of the Committee hereunder, provided that any such subcommittee intended to qualify Awards under Code Section 162(m) shall be made up solely of two or more outside directors within the meaning of Treasury Reg. 1.162-27(e)(3). The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent (i) that such delegation will not result in the loss of an exemption under Rule 16b-3(d) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify, and (ii) permitted under Section 157 and other applicable provisions of the Delaware General Corporation Law. As such, the aforementioned delegation does not permit officers or managers of the Company to make, cancel or suspend Awards to Covered Employees or to members of the Board.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or Employee of the Company or a subsidiary or affiliate, the Company’s independent registered public accounting firm, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or Employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject To Plan.

(a) Subject to adjustment as provided in Section 11(c), a total of 31,850,000 shares of Stock shall be authorized for grant under the Plan less one share of Stock for every one share of Stock that was subject to an option or stock appreciation right granted after January 31, 2009 under the Preexisting Plans and 1.85 shares for every one share that was subject to an award other than an option or stock appreciation right granted after

January 31, 2009 under the Preexisting Plans. Any shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one share for every one share granted, and any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.85 shares for every one share granted. After the effective date of the Plan no awards may be granted under any Preexisting Plan.

(b) If (i) any shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), or (ii) after January 31, 2009 any shares subject to an award under the Preexisting Plans are forfeited, or an award under the Preexisting Plans expires or is settled for cash (in whole or in part), the shares subject to such Award or award under the Preexisting Plans shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following shares shall not be added to the shares authorized for grant under paragraph (a) of this Section: (i) shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or an option granted under the Preexisting Plans, (ii) shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or awards granted under the Preexisting Plans, or (iii) shares subject to a Stock Appreciation Right or a stock appreciation right granted under the Preexisting Plans that are not issued in connection with its stock settlement on exercise thereof and (iv) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or options granted under the Preexisting Plans.

(c) Substitute Awards as provided in Section 6(b)(i) shall not reduce the shares authorized for grant under the Plan or the applicable limitations for grant to a Participant under Section 5(b), nor shall shares subject to a substitute award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or directors preexisting to such acquisition or combination.

(d) Any shares that again become available for grant pursuant to this Section shall be added back as (i) one share if such shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Preexisting Plans, and (ii) as 1.85 shares if such shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under the Preexisting Plans. The total number of shares with respect to which ISOs may be granted shall not exceed twenty million shares.

5. Eligibility; Per-Person Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an Employee of the Company or any subsidiary or affiliate, a non-employee director of the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An Employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee. Holders of awards granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines, are eligible for grants of substitute awards as provided in Section 6(b)(i) granted in assumption of or in substitution for such outstanding awards previously granted under the Plan in connection with such acquisition or combination transaction.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h) or 6(i) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). A Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal six million shares for each of Options and Stock Appreciation Rights and four million shares with respect to each of restricted shares of stock, restricted stock units and Performance Awards (other than Options and Stock Appreciation Rights) plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 11(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentences of this Section would operate as an effective limitation satisfying applicable law (including Treasury Regulation 1.162-27(e)(4)), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Eligible Person’s Annual Limit, which for this purpose shall equal $5,000,000 for each of Performance Awards Under Section 7(b) and Annual Incentive Awards under Section 7(c) plus the amount of the Eligible Person’s unused cash Annual Limit relating to the same type of Award as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any Service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6. Specific Terms Of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Sections 11(e) and 11(k)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan, subject to Section 11(k). The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a). Notwithstanding the foregoing, any substitute award granted in assumption of or in substitution for an outstanding award granted by a company or business acquired by the Company or a subsidiary or affiliate, or with which the Company or a subsidiary or affiliate combines may be granted with an exercise price per share of Stock other than as required above.

(ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any Option exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment (subject to Sections 11(k) and 11(l)), including, without limitation, cash, Stock (including by withholding Stock deliverable upon exercise), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including, in the case of 409A Awards, deferred delivery of shares subject to the Option, as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify). Notwithstanding the foregoing, the Committee may provide that if on the last day of the Option term, the Fair Market Value of a share of Common Stock exceeds the exercise price by a specified amount, the Participant has not exercised the Option and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the grant date of such SAR, subject to Section 8(a); provided, however, that the grant price of an SAR that is granted subsequent to the related Option may be less than Fair Market Value on the grant date if it is equal to the exercise price of the related Option so long as such subsequently granted SAR does not cause a Non-409A Award to become subject to Code Section 409A or cause a 409A Award to violate Code Section 409A.

(ii) Other Terms. The Committee shall determine the term of each SAR, provided that in no event shall the term of an SAR exceed a period of ten years from the date of grant. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and whether or not the SAR will be a 409A Award or Non-409A Award. The Committee may require that an outstanding Option be exchanged for an SAR exercisable for Stock having vesting, expiration, and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company. Notwithstanding the foregoing, the Committee may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future Service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in RSUs, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Cash dividends, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend in connection with Restricted Stock that vests based on achievement of performance goals shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash, Stock or other property has been distributed,

(e) Restricted Stock Units. The Committee is authorized to grant RSUs to Participants, subject to the following terms and conditions:

(i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of RSUs by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, RSUs shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future Service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. RSUs may be satisfied by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the RSU), all RSUs that are at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to RSUs will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of RSUs shall be either (A) paid with respect to such RSUs at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such RSUs, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional RSUs, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect. Dividend Equivalents distributed in connection with RSUs that vest based on the achievement of performance goals shall be subject to restrictions and a risk of forfeiture to the same extent as the RSUs with respect to which such Stock or other property has been distributed.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, which may be awarded on a free-standing basis or in connection with another Award (other than Options or SARs). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify, except as otherwise provided in the Plan.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h). Cash dividends, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend in connection with other Awards that vest based on achievement of performance goals shall be subject to restrictions and a risk of forfeiture to the same extent as the other Awards with respect to which such cash, Stock or other property has been distributed.

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards, Including Annual Incentive Awards.

(a) Performance Awards Generally. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m). Dividend Equivalents distributed in connection with performance Awards shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Units with respect to which such Stock or other property has been distributed.

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria shall be used by the Committee in establishing performance goals for such Performance Awards:

(1) Income (loss) per common share from continuing operations as disclosed in the Company’s annual or quarterly report filed with the Securities and Exchange Commission (“SEC”) for a particular performance period, either basic or fully diluted and with or without expenses for stock options;

(2) Net income (loss) per common share as disclosed in the Company’s annual or quarterly report filed with the SEC for a particular performance period, either basic or fully diluted and with or without expenses for stock options;

(3) Income (loss) per common share from continuing operations as specified in (1), or net income (loss) per common share as specified in (2), in each case excluding (i) extraordinary charge(s); and/or (ii) any accruals for restructuring programs, merger integration costs, or merger transaction costs; and/or (iii) other unusual or infrequent items (whether gains or losses) which may be disclosed as a separate component of income or loss on the face of the income statement or as may be disclosed in the notes to the financial statements (hereinafter “EPS”);

(4) Earnings before interest, taxes, depreciation and amortization;

(5) Earnings before interest and taxes;

(6) Stock price;

(7) Total stockholder return expressed on a dollar or percentage basis as is customarily disclosed in the proxy statement accompanying the notice of annual meetings of stockholders;

(8) Net income;

(9) Percentage increase in total net sales or comparable store sales or another revenue measure as disclosed by the Company in an annual or quarterly report filed with the SEC or in a press release;

(10) Gross margin, cost of goods sold, mark-ups or mark-downs;

(11) Selling, general and administrative (S,G&A) expense, other operating expenses;

(12) Inventory turnover or inventory shrinkage;

(13) Return on assets, return on investment, return on capital, or return on equity;

(14) Cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

(15) Economic profit or value created;

(16) Strategic or operational business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic expansion or new concept development goals; cost targets; customer satisfaction; employee satisfaction; human resources goals, including staffing, training and development and succession planning; supervision of litigation and information technology; and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures;

(17) Any of items (1) through (16) above with respect to any subsidiary, affiliate, business unit or business group of the Company whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meeting of stockholders;

(18) Any of items (1) through (17) above with respect to a performance period whether or not such information is included in the Company’s annual report to stockholders, proxy statement or notice of annual meetings of stockholders;

(19) Any of items (1) through (18) above excluding any expense for performance based cash or equity compensation, including without limitation, amounts payable under this Plan or the Preexisting Plans or any similar plan; and

With respect to per share items above, other terminology may be used for “income (loss) per common share” (such as “basic EPS”, “earnings per common share”, “diluted EPS”, or “earnings per common share-assuming dilution”) as contemplated by Statement of Financial Accounting Standards No. 128.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

The Committee shall specify how any performance objectives shall be adjusted to the extent necessary to prevent dilution or enlargement of any award as a result of extraordinary events or circumstances, as determined by the Committee, or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in applicable laws, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items, such as amortization, depreciation, or reserves; asset impairment; or any recapitalization, restructuring, reorganization, merger, acquisition, divestiture, consolidation, spin-off, split-up, combination, liquidation, dissolution, sale of assets, or other similar corporation transaction; provided, however, that no such adjustment will be made if the effect of such adjustment would cause an award to fail to qualify as performance-based compensation within the meaning of Code Section 162(m). The Committee may not use any discretion to modify award results except as permitted under Code Section 162(m).

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria. In all cases, however, the portion of the Performance Award pool potentially payable to each Covered Employee shall be pre-established by the Committee.

(v) Settlement of Performance Awards; Other Terms. Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i) Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be preestablished by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii) Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event prior to the end of a performance period or settlement of such Annual Incentive Award.

(d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the

level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable To Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate; provided, however, that a 409A Award may not be granted in tandem with a Non-409A Award. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Sections 11(k) and (l), the Committee may determine that, in granting a new Award, the in-the-money value or fair value of any surrendered Award or award or the value of any other right to payment surrendered by the Participant may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Sections 6(b)(ii), 6(c)(ii) and 8 or elsewhere in the Plan.

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan (including Sections 11(k) and (l)) and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events, subject to Sections 11(k) and (l) and so long as such an acceleration does not cause a Non-409A Award to become subject to Code Section 409A. Subject to Section 11(k), installment or deferred payments may be required by the Committee (subject to Section 11(e)) or permitted at the election of the Participant on terms and conditions established by the Committee.; provided, however, that no election deferral will be permitted if it would make a Non-409A Award become subject to Code Section 409A. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 83), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Section 409A(a)(2)(B)(ii).

(d) Limitation on Vesting of Certain Awards. Subject to Section 10, Restricted Stock and RSUs will vest over a minimum period of three years except in the event of a Participant’s death, disability, or Retirement, or in the event of a Change in Control or other special circumstances as determined by the Committee, or Awards made in the event of a new hire or promotion, to a non-employee director, made in assumption or substitution for Awards of an acquired company, or made in payment of earned incentive compensation. The foregoing notwithstanding, Restricted Stock and RSUs as to which either the grant or vesting is based on, among other things, the achievement of one or more performance conditions generally will vest over a minimum period of one year except in the event of a Participant’s death, disability, or Retirement, or in the event of a Change in Control or other special circumstances as determined by the Committee, or Awards made in the event of a new hire or promotion, made to a non-employee director, made in assumption or substitution for Awards of an acquired company, or made in payment of earned incentive compensation. For purposes of this Section 8(d), (i) a performance period that precedes the grant of the Restricted Stock or RSUs will be treated as part of the vesting period if the participant has been notified promptly after the commencement of the performance period that he or she has the opportunity to earn the Award based on performance and continued Service, and (ii) vesting over a three-year period or one-year period will include periodic vesting over such period if the rate of such vesting is proportional (or less rapid) throughout such period.

9. Change in Control.

(a) Effect of “Change in Control.” In the event that there occurs a Change in Control of the Company, if the Company and any successor entity assumes outstanding Awards or issues substitute awards as provided in Section 6(b)(i) and if the Participant’s employment with the Company and its subsidiaries and affiliates terminates in an event constituting a “Qualifying Termination” (as defined in Section 9(e)) during the eighteen-month period following the Change in Control, the following provisions shall apply to the Participant’s Awards upon such Qualifying Termination, unless otherwise provided by the Committee in the Award document or in another written agreement, plan or policy with respect to a Participant (in language specifically negating the effect of this Section 9(a)):

(i) In the case of an Award other than a performance based Award (i.e., a Performance Award or Restricted Stock, RSUs, or Other Stock-Based Awards that vest based on the achievement of performance conditions), all forfeiture conditions and other restrictions applicable to such Award shall lapse and such Award shall be fully payable as of the time of the Participant’s Qualifying Termination without regard to vesting or other conditions, and any such Award carrying a right to exercise that was not previously vested and exercisable shall become fully vested and exercisable as of the time of the Participant’s Qualifying Termination, and all deferral of settlement and similar restrictions applicable to such Award shall lapse and such Award shall be fully payable as of the time of such Qualifying Termination without regard to deferral conditions, subject to Section 11(k) (including any applicable six-month delay in distribution) and subject to applicable restrictions set forth in Section 11(a).

(ii) In the case of a performance based Award, (i) if 50% or more of the performance period has been completed as of the date of the Change in Control, then the value of such Award will be converted into Restricted Stock based on performance to the Change in Control date and will vest at the end of the Performance Period, subject to the provisions set forth in Section 9(a)(i) in the event of a Qualifying Termination; or (ii) if less than 50% of the performance period has been completed as of the date of the Change in Control, then the value of such Award will be converted into Restricted Stock based on the Performance Award’s target level value and will vest at the end of the Performance Period, subject to the provisions set forth in Section 9(a)(i) in the event of a Qualifying Termination.

(iii) Awards subject to accelerated vesting and/or settlement under this Section 9(a) may be settled in cash, if and to the extent authorized by the Committee.

The Company and any successor that has assumed an Award in connection with a Change in Control must acknowledge and agree to be bound by the provisions hereof following the Change in Control in a legally binding agreement with the Participant.

(b) Non-Performance Based Awards—Not Assumed. In the event of a Change in Control, if the Company and any successor entity do not assume outstanding Awards or issue substitute awards as provided in Section 6(b)(i), then the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(a), unless otherwise provided by the Committee in the Award document or in another written agreement, plan or policy with respect to a Participant (in language specifically negating the effect of this Section 9(b)):

(i) In the case of Non-409A Awards, to the extent permitted without causing the Award to become subject to Code Section 409A:

(A) All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(B) Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of the Change in Control and shall remain exercisable and/or vested for the balance of the stated term of such Award without regard to any termination of employment or Service by the Participant other than a termination for Cause, subject only to applicable restrictions set forth in Section 11(a).; and

(C) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(ii) In the case of 409A Awards, if and to the extent permitted under Code Section 409A (for this purpose, if Section 409A would permit any of the following events to occur following 409A Ownership/Control Change but not otherwise, such event shall occur only if a Change in Control also constitutes a 409A Ownership/Control Change):

(A) All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a); and

(B) Any Award carrying a right to exercise that was not previously exercisable and/or vested shall become fully exercisable and/or vested as of the time of the Change in Control and shall remain exercisable and/or vested for the balance of the stated term of such Award without regard to any termination of employment or Service by the Participant other than a termination for Cause, subject only to applicable restrictions set forth in Section 11(a).; and

(C) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

(c) Performance Based Awards—Not Assumed. In the event of a Change in Control, if the Company and any successor entity do not assume outstanding Awards or issue substitute awards as provided in Section 6(b)(i), then the following provisions shall apply to performance based Awards unless otherwise provided by the Committee in the Award document or in another written agreement, plan or policy with respect to a Participant (in language specifically negating the effect of this Section 9(c)) and except to the extent not permitted under Section 409A in the case of 409A Awards, (i) if 50% or more of the performance period has been completed as of the date of the Change in Control, then the value of the Award will be converted, based on performance to the Change in Control date, to (x) fully vested Stock if a non-cash Award or (y) cash if a cash Award; or (ii) if less than 50% of the performance period has been completed as of the date of the Change in Control, then the value of the Award will be converted, based on the Award’s target level value, to (x) fully vested Stock if a non-cash Award or (y) cash if a cash Award and be fully payable as of the time of the Change in Control without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a).

(d) Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

(i) Any “person,” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), acquires voting securities of the Company and immediately thereafter is a “30% Beneficial Owner.” For purposes of this provision, a “30% Beneficial Owner” shall mean a person who is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding voting securities; provided that the term “30% Beneficial Owner” shall not include any person who, at all times following such an acquisition of securities, remains eligible to file a Schedule 13G pursuant to Rule 13d-1(b) under the Exchange Act, or remains exempt from filing a Schedule 13D under Section 13(d)(6)(b) of the Exchange Act, with respect to all classes of Company voting securities;

(ii) During any period of two consecutive years commencing on or after the Effective Date, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person (as defined above) who has entered into an agreement with the Company to effect a transaction described in subsections (i), (iii) or (iv) of this definition or a new director approved in connection with an actual or threatened proxy contest or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (the “Continuing Directors”) cease for any reason to constitute at least a majority thereof;

(iii) The consummation of a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse stock split of any class of voting securities of the Company, other than any such transaction which would result in at least 50% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who held at least 50% of the combined voting power of the voting securities of the Company immediately prior to such transaction with the relative voting power of each such continuing holder compared to the voting power of each other continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 50% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or a subsidiary thereof; and provided further, that, if consummation of the corporate transaction referred to in this Section 9(c)(iii) is subject to the consent of any government or governmental agency or other material contingency, no Change in Control shall occur until such time any other material contingency has been satisfied;

(iv) The shareholders of the Company have approved a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect); provided that, if consummation of the transaction referred to in this Section 9(d)(iv) is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency or approval of the shareholders of another entity or other material contingency, no Change in Control shall occur until such time as such consent and approval has been obtained and any other material contingency has been satisfied; and

(v) Any other event which the Board of Directors of the Company determines shall constitute a Change in Control for purposes of this Plan.

(e) Definition of “Qualifying Termination.” A “Qualifying Termination” shall be deemed to have occurred if, except as otherwise provided in an Award document or any employment agreement or severance agreement, plan or policy with respect to the Participant and the Company or a subsidiary or affiliate then in effect, there shall have occurred any of the following:

(i) A Company-initiated termination for reason other than willful misconduct, activity deemed detrimental to the interests of the Company, or disability, provided that the Participant executes a general release and, where applicable, a non-solicitation and/or non-compete agreement with the Company.

(ii) The Participant resigns with good cause within the time period specified by the Committee, for which purpose “good cause” means (A) change in duties or responsibilities (including reporting responsibilities) that are inconsistent in any material and adverse respect with position, duties or responsibilities, (B) reduction in annual base salary or target annual bonus opportunity as in effect immediately prior to such Change in Control or as the same may be increased from time to time thereafter, other than up to a 10% across the board reduction for all executives, (C) relocation of more than 50 miles from office location on date of such Change in Control that also increases commute from principal residence by more than 50 miles, or (D) reduction of more than 5% in aggregate value of benefits under employee benefit plans, welfare benefit plans and fringe benefit plans in which the Participant is participating immediately prior to such Change in Control.

A Participant’s death or voluntary resignation without good cause will not constitute a Qualifying Termination.

(f) Definition of “409A Ownership/Control Change.” A “409A Ownership/Control Change” shall be deemed to have occurred if a Change in Control occurs which constitutes a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company, within the meaning of Code Section 409A(a)(2)(A)(v).

(g) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the amount of cash and fair market value of property that is the price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company.

(h) Termination of Employment After Change in Control Negotiations Have Commenced. For purposes of this Section 9, a termination of a Participant’s employment by the Company without Cause after the commencement of negotiations with a potential acquirer or business combination partner will be deemed to be a termination of employment immediately after a Change in Control if such negotiations result in a transaction constituting a Change in Control within 24 months of the commencement date of such negotiations.

10. Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder, other than Awards granted to non-employee directors, shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), (iii) or (iv) occurs (a “Forfeiture Event”), all of the following forfeitures will result:

(i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of Service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is one-year prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is one-year prior to the date the Participant’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i), in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii), in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a subsidiary or affiliate and resulting in his or her termination of employment, or during the one-year period following termination of such employment:

(i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces any customer or supplier of the Company or a subsidiary or affiliate with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or Service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) The Participant discloses, uses, sells, or otherwise transfers, except in the course of employment with or other Service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or

(iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested.

(iv) The Participant engages in misconduct that causes or partially causes the need for restatement of financial statements that would have resulted in a lower Award where the payment was predicated upon the achievement of certain financial results that were the subject of the restatement.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 10(a) and 10(b) and those other provisions shall not be affected by this Agreement.

(d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by the chief executive officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee and subject to Section 11(k), postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a

Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (which may include limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission), and provided further, that no transfer for value or consideration will be permitted without the prior approval of the Company’s stockholders. A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate and, in the case of any outstanding Award, necessary in order to prevent dilution or enlargement of the rights of the Participant, then the Committee shall, in an equitable manner as determined by the Committee, adjust any or all of (i) the number and kind of shares of Stock which are authorized for grant under Section 4(a), (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under the Plan to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i) Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee, or in satisfaction of other tax obligations. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, unless withholding of any additional amount of Stock will not result in additional accounting expense to the Company.

(ii) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (i.e., a disqualifying disposition), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is at or after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of the New York Stock Exchange or any other stock exchange or automated quotation system on which the Stock may then be listed or quoted, or if such amendment would materially increase the number of shares reserved for issuance and delivery under the Plan or increase individual award limits under Section 5(b) or amend any other provision of the Plan that expressly requires stockholder approval, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval; and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award (for this purpose, actions that alter the timing of federal income taxation of a Participant will not be deemed material unless such action results in an income tax penalty on the Participant). Notwithstanding any provision in this Plan to the contrary, without the prior approval of the Company’s stockholders, no option or stock appreciation right may be amended to reduce the price per share of the shares subject to such option or the exercise price of such stock appreciation right, as applicable, below the option price or exercise price as of the date the option or stock appreciation right is granted. In addition, without the prior approval of the Company’s stockholders, no option or stock appreciation rights may be cancelled or surrendered in exchange for another Award or cash and no option or stock appreciation rights may be granted in exchange for, or in connection with, the cancellation or surrender of an option, stock appreciation right or other award having a higher option or exercise price. With regard to other terms of Awards, the Committee shall have no authority to waive or modify any such Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification.

(f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or a subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 11(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a performance period that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified performance period. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Certain Limitations on Awards to Ensure Compliance with Section 409A. For purposes of this Plan, references to an Award term or event (including any authority or right of the Company or a Participant) being “permitted” under Section 409A mean, for a 409A Award, that the term or event will not cause the Participant to be liable for payment of interest or a tax penalty under Section 409A and, for a Non-409A Award, that the term or event will not cause the Award to be treated as subject to Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Participant with respect to the Award, shall be limited to those terms permitted under Section 409A, and any terms not permitted under Section 409A shall be automatically modified and limited to the extent necessary to conform with Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A, any distribution subject to Section 409A(a)(2)(A)(i) (separation from Service) to a “key employee” as defined under Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Section 409A(a)(2)(B)(i), and any authorization of payment of cash to settle a Non-409A Award shall apply only to the extent permitted under Section 409A for such Award.

(l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or Service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or Service at any time (subject to the terms and provisions of any separate written agreements), (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present, or represented, and entitled to vote on the subject matter at a duly held meeting of stockholders (provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal). Upon such approval of the Plan by the stockholders of the Company, no further awards shall be granted under the Preexisting Plans, but any outstanding awards under the Preexisting Plans shall continue in accordance with their terms. Unless earlier terminated by action of the Board of Directors, the authority of the Committee to make grants under the Plan shall terminate on the date that is ten years after the latest date upon which stockholders of the Company have approved the Plan, and the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

(q) Retirement, Death or Disability. In the event of a termination of employment due to death, Disability or Retirement, then:

(1) Effect on Non-Performance Based Awards. The following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 11(q)(ii), unless otherwise provided by the Committee in the Award document:

(i) In the case of Non-409A Awards, to the extent permitted without causing the Award to become subject to Code Section 409A:

(A) All forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the termination of employment without regard to vesting or other conditions, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 11(a); and

(B) Any Award carrying a right to exercise that was not previously exercisable and/or vested shall, in the discretion of the Committee as set forth in the Award agreement, either (1) continue to vest in accordance with the original vesting schedule without the requirement for continued employment, or (2) become fully exercisable and/or vested as of the time of the termination of employment; and, in each case, shall remain exercisable and/or vested for the earlier of (x) the balance of the stated term of such Award without regard to any termination of employment or (y) one year from the termination of employment or vesting.

(ii) In the case of 409A Awards, if and to the extent permitted under Code Section 409A:

(A) All deferral of settlement, forfeiture conditions and other restrictions applicable to an unvested Award granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the termination of employment without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant (if permitted under Section 409A) and subject to applicable restrictions set forth in Section 11(a);

(B) Any Award carrying a right to exercise that was not previously exercisable and/or vested shall, in the discretion of the Committee as set forth in the Award agreement, either (1) continue to vest in accordance with the original vesting schedule without the requirement for continued employment, or (2) become fully exercisable and/or vested as of the time of termination of employment and, in each case, shall remain exercisable and/or vested for the earlier of (x) the balance of the stated term of such Award without regard to any termination of employment or (y) one year from the termination of employment or vesting.

(2) Effect on Performance-Based Awards. With respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent that such performance goals are actually met or exceeded subsequent to the termination of employment or as otherwise provided by the Committee in the Award document governing such Award or other agreement with the Participant, to the maximum extent permitted under Section 409A in the case of 409A Awards.

PLEASE DETACH PROXY CARD HERE IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. Please sign and date this Proxy belo w and return n i the enclosed envelope. DATE: , 2009 (Signature) (Signature of joint owner) Signature(s) must agree with the name(s) prin ted on this proxy. If signing as attorney, executor, administrator, This proxy is solicited on behalf of the Board of Directors.trustee or guardian, please give your full title as such.

PLEASE DETACH PROXY CARD HERE PROXYAMERICAN EAGLE OUTFITTERS, INC. The undersigned Stockholder of American Eagle Outfitters, Inc. hereby appoints Joan Holstein Hils on and Neil Bulman, Jr., or either of them n i dividually, as attorneys and proxies wit h full power of substitutio n to vote all of the shares of Common Stock of American Eagle Outfitters, Inc. which the undersigned s i entitled to vote at the Annual Meeting of Stockholders of American Eagle Outfitters, Inc. to be held at the Company8s offices lo cated at 77 Hot Metal Street, Pittsburgh, Pennsylvania on Tuesday, June 16, 2009 at 11:00 a.m., lo cal time, and at any adjournment or adjournments thereof as follows: 1.Proposal One. Electio n of DirectorsFOR AGAINST ABSTAIN2. Proposal Two. Amend and restate the Company’s 2005 FOR AGAINST ABSTAIN JANICE E. PAGEStock Award and Incentive Plan to in crease the number of shares available for is suance under the Plan and FOR AGAINST ABSTAINto make certain other changes to the Plan. 3.Proposal Three. Ratify the appointment of Ernst & FOR AGAINST ABSTAIN J. THOMAS PRESBYYoung LLP as the Company’s n i dependent registered public accounting firm for the fiscal year ending FOR AGAINST ABSTAINJanuary 30, 2010. GERALD E. WEDREN4. In their discretion to vote upon such other matters as may properly come before the meeting. (Continued, and to be dated and signed, on the other side)